UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

      Filed by the  Registrant /X/ Filed by a Party other than the Registrant
      / /   Check the appropriate box:
      / /   Preliminary Proxy Statement
      / /   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
      /X/   Definitive Proxy Statement
      / /   Definitive Additional Materials
      / /   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
            240.14a-12
                                SPAR Group, Inc.
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                (Name of Registrant as Specified In Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     / /  Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     / /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration
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          (1)  Amount Previously Paid:

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          (4)  Date Filed:

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


                                SPAR GROUP, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held August 12, 2004

To The Stockholders of spar group, inc.

     The 2004 Annual Meeting of Stockholders (the "2004 Annual Meeting") of SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company"), will be held at 10:00 a.m., Eastern Standard Time, on August 12, 2004, at 580 White Plains Road, Tarrytown, New York 10591, for the following purposes:

1. To elect six Directors of SGRP to serve during the ensuing year and until their successors are elected and qualified.

2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2004.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record at the close of business on June 16, 2004, will be entitled to notice of and to vote at the 2004 Annual Meeting or any adjournment or postponement thereof.

     A copy of SGRP's Annual Report to Stockholders for the year ended December 31, 2003, is being mailed with this Notice but is not to be considered part of the proxy soliciting material.

                                By Order of the Board of Directors



                                Charles Cimitile
                                Secretary, Treasurer and Chief Financial Officer
July 9, 2004
Tarrytown, New York


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YOU ARE URGED TO VOTE UPON THE MATTERS  PRESENTED AND TO SIGN, DATE AND PROMPTLY
RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING. REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO MR. CHARLES CIMITILE, SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER, AT THE OFFICES OF THE CORPORATION: SPAR GROUP, INC., 580 WHITE PLAINS ROAD, TARRYTOWN, NEW YORK 10591.
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

                                SPAR GROUP, INC.
                              580 White Plains Road
                            Tarrytown, New York 10591

                           ---------------------------

                                 PROXY STATEMENT
                       2004 ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held August 12, 2004
                           ---------------------------


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SPAR Group, Inc., a Delaware corporation ("SGRP"), for use at the 2004 Annual Meeting of Stockholders (the "2004 Annual Meeting") to be held on Thursday, August 12, 2004, at 10:00 a.m., Eastern Standard Time, at the principal office of SGRP located at 580 White Plains Road, Tarrytown, New York 10591, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy to be utilized at the 2004 Annual Meeting were mailed or delivered to the stockholders of SGRP on or about July 9, 2004.

                            MATTERS TO BE CONSIDERED

         The 2004 Annual Meeting has been called to (1) elect six Directors of SGRP to serve during the ensuing year and until their successors are elected and qualified, (2) ratify the appointment by SGRP's Audit Committee of Ernst & Young LLP as the independent auditors of SGRP and its direct and indirect subsidiaries (collectively, the "Company") for the year ending December 31, 2004, and (3) transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                             RECORD DATE AND VOTING

         The Board has fixed the close of business on June 16, 2004, as the record date (the "Record Date") for the determination of stockholders entitled to vote at the 2004 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were 18,858,972 shares outstanding of SGRP's common stock, $.01 par value (the "Common Stock").

                         QUORUM AND VOTING REQUIREMENTS

         The holders of record of a majority of the outstanding shares of Common Stock entitled to vote at the 2004 Annual Meeting will constitute a quorum for the transaction of business at the 2004 Annual Meeting. As to all matters, each stockholder is entitled to one vote for each share of Common Stock held. Under Delaware law, shares not voted by brokers (called "broker non-votes") are considered not entitled to vote. However, abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

         A plurality of votes cast (which means the most votes, even though less than a majority) at the 2004 Annual Meeting in person or by proxy is required for the election of each nominee to serve as a director. In a field of more than six nominees, the six nominees receiving the most votes would be elected as directors. The affirmative vote of a majority of votes cast at the 2004 Annual Meeting in person or by proxy is required to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2004. Votes withheld, in the case of the election of directors, and abstentions and any broker non-votes with respect to the ratification of independent auditors, are not considered votes cast with respect to that matter and, consequently, will have no effect on the vote on that matter, but, as noted above, are counted in determining a quorum. Brokers who are members of the New York Stock Exchange have discretion to vote the shares of their clients that the broker holds of record (in "street name") for its customers with respect to non-contested elections of directors and certain other matters. Stockholders are not entitled to cumulate votes. Votes against a candidate and votes withheld have no legal effect.

         All proxies that are properly completed, signed and returned prior to the 2004 Annual Meeting will be voted in accordance with the specifications made thereon or, in the absence of specification: (a) for the election of all nominees named herein to serve as directors, and (b) in favor of the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors. Management does not intend to bring before the 2004 Annual Meeting any matters other than those specifically described above and knows of no other matters to come before the 2004 Annual Meeting. If any other matters or motions come before the 2004 Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote Proxies in accordance with their judgment on those matters or motions, including any matter dealing with the conduct of the 2004 Annual Meeting. Proxies may be revoked at any time prior to their exercise (1) by written notification to the Secretary of SGRP at SGRP's principal executive offices located at 580 White Plains Road, Tarrytown, New York 10591, (2) by delivering a duly executed proxy bearing a later date, or (3) by the stockholder attending the 2004 Annual Meeting and voting his or her shares in person.

                        PROPOSAL 1--ELECTION OF DIRECTORS

         Six Directors are to be elected at the 2004 Annual Meeting to serve on SGRP's Board of Directors (the "Board") until the next annual meeting of Stockholders and until their respective successors have been elected and qualified. The nominees for election are Mr. Robert G. Brown, Mr. William H. Bartels, Mr. Robert O. Aders, Mr. Jack W. Partridge, Mr. Jerry B. Gilbert, and Mr. Lorrence T. Kellar, all of whom are currently Directors of SGRP. The age, principal occupation and certain other information respecting each nominee are stated on pages 4 and 5, below. The nominees were approved and recommended by the Governance Committee on pages 8 and 9, below and nominated by the Board at a meeting on May 18, 2004.

         In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of each of those nominees.

         Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director of SGRP if elected. In the event that any nominee for election as Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by SGRP. Management has no present knowledge that any of the persons named will be unavailable to serve. The Board has fixed the number of Directors at six for the term commencing with the 2004 Annual Meeting. Each Director is elected to hold office until the next annual meeting of stockholders and until his respective successor is elected and qualified.

         No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company. However, Messrs. Brown and Bartels are executive officers and significant stockholders of the Company.

  THE  BOARD  OF  DIRECTORS  AND  THE  GOVERNANCE   COMMITTEE  EACH  UNANIMOUSLY
RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES IDENTIFIED ABOVE.

                Proposal 2 -- Ratification Of The Appointment of
                  Ernst & Young LLP as Independent Accountants

         The Audit Committee of the Board has appointed Ernst & Young LLP ("E&Y") as independent public accountants to audit the financial statements of the Company for its year ending December 31, 2004, subject to the Audit Committee's review of the final terms of E&Y's engagement and plans for their audit. A resolution will be submitted to stockholders at the 2004 Annual Meeting for the ratification of such appointment. Since May of 2003, all audit and permitted non-audit services to be performed by the Company's auditor have required approval by the Company's Audit Committee. Shareholder ratification of the appointment of E&Y or anyone else for non-audit services is not required and will not be sought.

         E&Y served as the Company's independent public accountants for its years ended December 31, 2003, 2002, 2001 and 2000. E&Y had previously served as the independent public accountants for the SPAR Marketing Companies (the acquirer of SGRP, then known as PIA Merchandising Services, Inc., for accounting purposes) for more than two years preceding such years of the Company.

Audit Fees

         During the Company's years ended December 31, 2003 and 2002, respectively, fees billed by E&Y for all audit services rendered to the Company and its subsidiaries were $179,362 and $143,000 respectively. Audit services principally include fees for the Company's audits and 10-K and 10-Q filing reviews. Since 2003, as required by law, the choice of the Company's auditor and the audit services and permitted non-audit services to be performed by it have been approved in advance by SGRP's Audit Committee.

Non-Audit Services and Fees

         The Company did not engage E&Y to provide advice regarding financial information systems design or implementation, but did engage E&Y for tax consulting services related to the SPGI ESOP in 2003 and 2002 (for which E&Y was paid $3,778 and $13,500 respectively), due diligence services for the IMS acquisition during 2003 (for which E&Y was paid $14,334) and for tax services in 2003 and 2002 (for which E&Y was paid $2,295 and $13,500 respectively). No other non-audit services were performed by E&Y in 2003 or 2002.

         Since 2003, as required by law, each non-audit service performed by the Company's auditor either (i) was approved in advance on a case-by-case basis by SGRP's Audit Committee, or (ii) fit within a pre-approved "basket" of non-audit services of limited amount, scope and duration established in advance by SGRP's Audit Committee.

         In connection with the standards for independence of the Company's independent public accountants promulgated by the Securities and Exchange Commission, the Audit Committee considers (among other things) whether the provision of such non-audit services would be compatible with maintaining the independence of E&Y.

Anticipated Attendance by Ernst & Young LLP at the 2004 Annual Meeting

         E&Y has indicated to the Company that it intends to have a representative available during the 2004 Annual Meeting who will respond to appropriate questions. This representative will have the opportunity to make a statement during the meeting if he or she so desires.

Required Vote

         A resolution will be submitted to stockholders at the 2004 Annual Meeting for the ratification of the Audit Committee's appointment of E&Y as the independent auditors to audit the Company's financial statements for the year ending December 31, 2004. The affirmative vote of a majority of the votes cast at the 2004 Annual Meeting in person or by proxy will be required to adopt this resolution. Proxies solicited by the Board will be voted in favor of ratification unless stockholders specify otherwise. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

         If the resolution selecting E&Y as independent public accountants is adopted by stockholders, the Audit Committee and Board of Directors nevertheless retain the discretion to select different auditors should they then deem it in the Company's best interests. Any such future selection need not be submitted to a vote of stockholders.

         If the stockholders do not ratify the appointment of E&Y, or if E&Y should decline to act or otherwise become incapable of acting, or if E&Y's employment is discontinued, the Audit Committee will appoint independent public accountants for the year ending December 31, 2004 (which may nevertheless be E&Y should they then deem it in the Company's best interests).

THE BOARD OF DIRECTORS AND AUDIT COMMITTEE EACH BELIEVE THAT THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR YEAR ENDING DECEMBER 31, 2004, IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND EACH UNANIMOUSLY RECOMMEND A VOTE "FOR" APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.

                    THE BOARD OF DIRECTORS OF THE CORPORATION

         The Board of Directors (the "Board") is responsible for the management and direction of SGRP and establishing its corporate policies. The current members of the Board are set forth below, and each is a nominee for election at the 2004 Annual Meeting:

Name                                     Age        Position with SPAR Group, Inc.
----                                     ---        ------------------------------
Robert G. Brown................          61         Chairman, Chief Executive Officer, President and Director

William H. Bartels.............          60         Vice Chairman and Director

Robert O. Aders (1)............          77         Director, Chairman - Governance Committee

Jack W. Partridge (1)..........          58         Director, Chairman - Compensation Committee

Jerry B. Gilbert (1)...........          70         Director

Lorrence T. Kellar (1).........          67         Director, Chairman - Audit Committee
------------------------

(1) Member of the Governance, Compensation and Audit Committees


         Robert G. Brown serves as the Chairman, Chief Executive Officer, President and a Director of SGRP and has held such positions since July 8, 1999, the effective date of the merger of the SPAR Marketing Companies with PIA Merchandising Services, Inc. (the "Merger"). Mr. Brown served as the Chairman, President and Chief Executive Officer of the SPAR Marketing Companies (SPAR/Burgoyne Retail Services, Inc. ("SBRS") since 1994, SPAR, Inc. ("SINC") since 1979, SPAR Marketing, Inc. ("SMNEV") since November 1993, and SPAR Marketing Force, Inc. ("SMF") since 1996).

         William H. Bartels serves as the Vice Chairman and a Director of SGRP and has held such positions since July 8, 1999 (the effective date of the Merger). Mr. Bartels served as the Vice-Chairman, Secretary, Treasurer and Senior Vice President of the SPAR Marketing Companies (SBRS since 1994, SINC since 1979, SMNEV since November 1993 and SMF since 1996).

         Robert O. Aders serves as a Director of SGRP and has done so since July 8, 1999. He has served as the Chairman of the Governance Committee since May 9, 2003. Mr. Aders has served as Chairman of The Advisory Board, Inc., an international consulting organization since 1993, and also as President Emeritus of the Food Marketing Institute ("FMI") since 1993. Immediately prior to his election to the Presidency of FMI in 1976, Mr. Aders was Acting Secretary of Labor in the Ford Administration. Mr. Aders was the Chief Executive Officer of FMI from 1976 to 1993. He also served in The Kroger Co., in various executive positions from 1957 to 1974 and was Chairman of the Board from 1970 to 1974. Mr. Aders also serves as a Director of Source-Interlink Co., Checkpoint Systems, Inc., Sure Beam Corporation and Telepanel Systems, Inc.

         Jack W. Partridge serves as a Director of SGRP and has done so since January 29, 2001. He has served as the Chairman of the Compensation Committee of SGRP since May 9, 2003. Mr. Partridge is President of Jack W. Partridge & Associates. He previously served as Vice Chairman of the Board of The Grand Union Company from 1998 to 2000. Mr. Partridge's service with Grand Union followed a distinguished 23-year career with The Kroger Company, where he served as Group Vice President, Corporate Affairs, and as a member of the Senior Executive Committee, as well as various other executive positions. Mr. Partridge has been a leader in industry and community affairs for over two decades. He has served as Chairman of the Food Marketing Institute's Government Relations Committee, the Food and Agriculture Policy Task Force, and as Chairman of the Board of The Ohio Retail Association. He has also served as Vice Chairman of the Cincinnati Museum Center and a member of the boards of the United Way of Cincinnati, the Childhood Trust, Second Harvest and the Urban League.

         Jerry B.  Gilbert  serves as a  Director  of SGRP and has done so since
June 4, 2001. Mr. Gilbert served as Vice President of Customer Relations for Johnson & Johnson's Consumer and Personal Care Group of Companies from 1989 to 1997. Mr. Gilbert joined Johnson & Johnson in 1958 and from 1958 to 1989 held various executive positions. Mr. Gilbert also served on the Advisory Boards of the Food Marketing Institute, the National Association of Chain Drug Stores and the General Merchandise Distributors Council (GMDC) where he was elected the first President of the GMDC Educational Foundation. He was honored with lifetime achievement awards from GMDC, Chain Drug Review, Drug Store News and the Food Marketing Institute. He is the recipient of the prestigious National Association of Chain Drug Stores (NACDS) Begley Award, as well as the National Wholesale Druggists Association (NWDA) Tim Barry Award. In June 1997, Mr. Gilbert received an Honorary Doctor of Letters Degree from Long Island University.

         Lorrence T. Kellar serves as a Director and the Chairman of the Audit Committee of SGRP and has done so since April 2, 2003. Mr. Kellar had a 31-year career with The Kroger Co., where he served in various financial capacities, including Group Vice President for real estate and finance, and earlier, as Corporate Treasurer. He was responsible for all of Kroger's real estate activities, as well as facility engineering, which coordinated all store openings and remodels. Mr. Kellar subsequently served as Vice President, real estate, for K-Mart. He currently is Vice President of Continental Properties Company, Inc. Mr. Kellar also serves on the boards of Frisch's Restaurants and Multi-Color Corporation and is a trustee of the Acadia Realty Trust. He also is a major patron of the arts and has served as Chairman of the Board of the Cincinnati Ballet.

         The Board meets regularly to receive and discuss operating and financial reports presented by management of SGRP and its advisors. During the year ended December 31, 2003, the Board held four meetings in person and took various actions by written consent. Each Director attended all meetings of the Board in person.

Committees

         From time to time the Board establishes permanent standing committees and temporary special committees to assist the Board in carrying out its responsibilities. Certain committees from time to time also may be required by the Nasdaq Stock Market, Inc., or National Association of Securities Dealers (collectively, "Nasdaq"), the Securities and Exchange Commission (the "SEC"), or applicable law, all of which currently require SGRP to have an audit committee. While SGRP is not similarly required to have either a Compensation Committee or Governance Committee, certain responsibilities assigned to them in their respective charters are required to be fulfilled by independent directors, whether by Nasdaq, the SEC or otherwise.

         The standing committees of the Board are the Audit Committee of the Board (the "Audit Committee"), the Compensation Committee of the Board (the "Compensation Committee"), and the Governance Committee of the Board (the "Governance Committee"), as provided in SGRP's Restated By-Laws (See "Limitation of Liability and Indemnification Matters", below).

Audit Committee

         The Audit Committee of the Board (the "Audit Committee") assists the Board in fulfilling its oversight responsibilities respecting the accounting, auditing and financial reporting and disclosure principles, policies, practices and controls of SGRP and its direct and indirect subsidiaries (together with SGRP, collectively, the "Company"), the integrity of the Company's financial statements, the audits of the financial statements of the Company and the Company's compliance with legal and regulatory requirements and disclosure, and has done so since June of 2000. The specific functions and responsibilities of the Audit Committee are set forth in the written Amended and Restated Charter of the Audit Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Audit Charter"), approved and recommended by the Audit Committee and Governance Committee and adopted by the Board on May 18, 2004. The Audit Committee also is given specific functions and responsibilities by and is subject to the rules and regulations of Nasdaq ("Nasdaq Rules") and of the SEC (the "SEC Rules"), the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and other applicable law, which are reflected in the Audit Charter. A copy of the Audit Charter is attached to this Proxy Statement. A current copy of the Audit Charter also is posted and available to stockholders and the public on the Company's web site (www.SPARinc.com). The Audit Committee reviews and reassesses the Audit Charter annually and recommends any needed changes to the Board for approval. The Audit Charter was amended and restated to reflect the recent evolution of the Audit Committee's expanding responsibilities, the recent adoption of Sarbanes-Oxley, and recent changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to audit committees.

         The Audit Committee (among other things and as more fully provided in its Charter):

(a) Serves as an independent and objective party to monitor the Company's financial reporting process and internal accounting and disclosure control system and their adequacy and effectiveness;

(b) Is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (hereinafter referred to as the "Company's Independent Accountants");

(c) Resolves disagreements between the Company's senior management and the Company's Independent Accountants regarding financial reporting;

(d)      Communicates directly with the Company's Independent Accountants;

(e) Reviews and appraises the audit efforts of the Company's Independent Accountants, including the plans for and scope of the audit, the audit procedures to be utilized and results of the audit;

(f)      Provides  an  open  avenue  of   communication   among  the   Company's
         Independent Accountants, the Company's financial and senior management and the Board;

(g) Reviews and approves, in advance, all non-audit services to be performed by the Company's Independent Accountants, either individually or through policies and procedures for particular types of services to be performed within specified periods;

(h)      Reviews  the  performance,   qualifications  and  independence  of  the
         Company's Independent Accountants;

(i) Reviews the financial reports and other financial information provided by SGRP to any governmental body or the public;

(j)      Encourages  continuous  improvement  of, and fosters  adherence to, the
         Company's   accounting,   disclosure  and  similar  control   policies,
         procedures and practices at all levels; and

(k) Reviews and approves the overall fairness of all material related-party transactions.

         The Audit Committee currently consists of Messrs. Kellar (its Chairman), Aders, Gilbert and Partridge, each of whom has been determined by the Governance Committee and the Board to meet the independence requirements for audit committee members under Nasdaq Rule 4200(a)(14). In connection with his re-nomination as a Director, the Governance Committee and the Board have re-determined that Mr. Kellar was qualified to be the "audit committee financial expert" required by applicable law and the SEC Rules.

         During the year ended December 31, 2003, the Audit Committee met four times in person, one time by telephone and took one action by unanimous consent.

         See "Report of the Audit Committee of the Board of Directors", below.

Compensation Committee

         The Compensation Committee of the Board (the "Compensation Committee") assists the Board in fulfilling its oversight responsibilities respecting the performance and compensation of the executives and the other compensation, equity incentive and related policies of the Company, through which the Company endeavors to attract, motivate and retain the executive talent needed to optimize stockholder value in a competitive environment while facilitating the business strategies and long-range plans of the Company. The specific functions and responsibilities of the Compensation Committee are set forth in the written Charter of the Compensation Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Compensation Charter"), approved and recommended by the Compensation Committee and Governance Committee and adopted by the Board on May 18, 2004. The Compensation Committee also is given specific functions and responsibilities by and is subject to the Nasdaq Rules and SEC Rules, Sarbanes-Oxley and other applicable law. A copy of the Compensation Charter is attached to this Proxy Statement. A current copy of the Compensation Charter also is posted and available to stockholders and the public on the Company's web site (www.SPARinc.com). The Compensation Committee reviews and reassesses the Compensation Charter annually and recommends any needed changes to the Board for approval. The Compensation Charter was adopted to reflect the recent evolution of the Compensation Committee's informal responsibilities, the recent adoption of Sarbanes-Oxley, and recent changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to Compensation committees.

         The Compensation Committee (among other things and as more fully provided in its Charter):

(a) Oversees the existing and proposed compensation plans, policies and practices of the Company, and reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice, all in order to (i) attract and retain quality directors, executives and employees, (ii) provide total compensation competitive with similar companies, (iii) reward and reinforce the attainment of the Company's performance objectives, and (iv) align the interests of SGRP's directors and the Company's executives and employees with those of SGRP's stockholders (the "Company's Compensation Objectives");

(b) Reviews the Company's existing and proposed Compensation Objectives from time to time and recommends to the Board any necessary or desirable changes or additions to such objectives;

(c) Reviews the performance of and establishes the compensation for the Company's senior executives; and

(d) Oversees the Company's stock option, stock purchase and other benefit plans and severance policies, and reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice.

         The Compensation Committee currently consists of Messrs. Partridge (its Chairman), Aders, Gilbert and Kellar, all of whom are non-employees of the Company and have been determined by the Governance Committee and the Board to be independent directors in accordance with Nasdaq Rule 4200(a)(14). At the May 9, 2003 meeting, Mr. Partridge was elected Chairman of the Compensation Committee by the entire Board.

         During the year ended December 31, 2003, the Compensation Committee met four times in person and took one action by unanimous consent.

         See "Report of the Compensation Committee of the Board of Directors", below.

Governance Committee

         The Governance Committee of the Board (the "Governance Committee") assists the Board in fulfilling its oversight responsibilities respecting the nomination of directors and committee members for the Board and the corporate governance policies and practices of the Company. The specific functions and responsibilities of the Governance Committee are set forth in the written Charter of the Governance Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Governance Charter"), approved and recommended by the Governance Committee and adopted by the Board on May 18,
2004. The Governance Committee also is given specific functions and responsibilities by and is subject to the Nasdaq Rules, SEC Rules, Sarbanes-Oxley and other applicable law, which are reflected in the Governance Charter. A copy of the Governance Charter is attached to this Proxy Statement. A current copy of the Governance Charter also is posted and available to stockholders and the public on the Company's web site (www.SPARinc.com). The Governance Committee reviews and reassesses the Governance Charter and Nomination Policy (as defined below) annually and recommends any needed changes to the Board for approval. The Governance Charter was adopted to reflect the recent evolution of the Governance Committee's informal responsibilities, the recent adoption of Sarbanes-Oxley, and recent changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to Governance committees.

         The Governance Committee (among other things and as more fully provided in its Charter):

(a) Oversees the identification, vetting and nomination of candidates for directors of SGRP and the selection of committee members, reviews their qualifications (including outside director independence) and recommends any proposed nominees to the Board;

(b) Oversees SGRP's organizational documents and policies and practices on corporate governance and recommends any proposed changes to the Board for approval; and

(c) Oversees the Company's codes of ethics and other internal policies and guidelines and monitors the Company's enforcement of them and incorporation of them into the Company's culture and business practices.

         The Governance Committee currently consists of Messrs. Aders (its Chairman), Gilbert, Partridge and Kellar, all of whom are non-employees of the Company and have been determined by the Governance Committee and the Board to be independent directors in accordance with Nasdaq Rule 4200(a)(14).

         During the year ended December 31, 2003, the Governance Committee met four times in person.

Director Nominations
         The Governance Committee oversees the identification, vetting and nomination of candidates for directors and the selection of committee members, the review of their qualifications (including outside director independence), and recommends any proposed nominees to the Board in accordance with the Governance Charter and with the SPAR Group, Inc. Statement of Policy Regarding Director Qualifications and Nominations dated as of May 18, 2004 (the "Nomination Policy"), as approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. A current copy of this policy is posted and available to stockholders and the public on the Company's web site (www.SPARinc.com).

         The Nomination Policy requires that a majority of the directors of the Board and all members of its Audit Committee, Compensation Committee and Governance Committee satisfy the independence requirements applicable to Audit Committee members under the applicable Nasdaq Rules. Each of the Audit Charter, Compensation Charter and Governance Charter also contain the same requirements that all of their respective members satisfy such independence requirements.

         The Nomination Policy identifies numerous characteristics believed important by the Board for any nominee for director and provides that each nominee for director should possess as many of them as practicable. These desirable characteristics include (among other things) the highest professional and personal ethics and integrity, sufficient time and attention to devote to Board and Committee duties and responsibilities, strong relevant business and industry knowledge and contacts, and business and financial sophistication, common sense and wisdom, and the ability to make informed judgments on a wide range of issues, the ability and willingness to exercise and express independent judgments, and the apparent ability and willingness to meet or exceed the Board's performance expectations.

         Performance expectations for each director have also been established by the Board in the Nomination Policy, including (among other things) the director's regular preparation for, attendance at and participation in all meetings (including appropriate questioning), support and advice to management in his areas of expertise, maintenance of focus on the Board's agenda, understanding the business, finances, plans and strategies of Company, professional and collegial interaction, acting in the best interests of the Company and the stockholders, compliance with the Company's applicable ethics codes.

         The Governance Committee generally will consider recommending the re-nomination of incumbent directors in accordance with the Nomination Policy, provided that they continue to satisfy the applicable personal characteristic criteria and performance expectations. The Nomination Policy reflects the Board's belief that qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of SGRP, and that the value of these benefits may outweigh many other factors. However, the Governance Committee is not required to recommend to the Board the nomination of any eligible incumbent director for re-election.

         In considering the potential director nominee slate (including incumbent directors) to recommend to the Board, the Nomination Policy directs the Governance Committee to take into account: (i) the benefits of incumbency, as noted above; (ii) any perceived needs of Board, any Committee or the Company at the time for business contacts, skills or experience or other particular desirable personal characteristics; (iii) the collegiality of Board members;
(iv) the need for independent directors or financial experts under that Policy or applicable law for the Board or its Committees; (v) any other requirements of applicable law; and (vi) the desirability of ethnic, racial, gender and geographic diversity. The Governance Committee will consider proposed nominees from any source, including those properly submitted by stockholders (See "STOCKHOLDER COMMUNICATIONS - Submission of Stockholder Proposals and Director Nominations", below).

         Each potential nominee for director is required to complete and submit an officers' and directors' questionnaire as part of the process for making director nominations and preparation of SGRP's annual report and proxy statement. With new nominees, the process also may include interviews and background checks.

         The six nominees for director were reviewed, approved and recommended by the Governance Committee, were nominated by the Board and are all incumbents. Based on their respective officer's and directors' questionnaires, the Governance Committee and Board each determined that Mr. Robert O. Aders, Mr. Jack W. Partridge, Mr. Jerry B. Gilbert, and Mr. Lorrence T. Kellar are independent directors under Nasdaq Rules, as required by the Nominations Policy and the committee charters, and Mr. Lorrence T. Kellar is an "audit committee financial expert" under SEC Rules, as required by such rules and the Audit Charter. The Governance Committee recommended, and the Board agreed, that SGRP reduce the Board size from seven to six directors and not fill the vacant seventh board seat at this time.

Ethics Codes

         The Company has adopted codes of ethical conduct applicable to all of its directors, officers and employees, as approved and recommended by the Audit Committee and Governance Committee and adopted by the Board on May 3, 2004, in accordance with Nasdaq Rules. These codes of conduct consist of: (1) the SPAR Group Code of Ethical Conduct for its Directors, Senior Executives and Employees Dated (as of) May 1, 2004; and (2) the SPAR Group Statement of Policy Regarding Personal Securities Transaction in SGRP Stock and Non-Public Information Dated, Amended and Restated as of May 1, 2004, which amends, restates and completely replaces its existing similar statement of policy. Both Committees were involved because authority over ethics codes shifted from the Audit Committee to the Governance Committee with the adoption of the committee charters on May 18, 2004. Copies of these codes and policies are posted and available to stockholders and the public on the Company's web site (www.SPARinc.com).

Audit and Compensation Committee Interlocks and Insider Participation

         No member of the Board's Audit, Compensation or Governance Committee was at any time during the year ended December 31, 2003, or at any other time an officer or employee of the Company. No executive officer of the Company or Board member serves as a member of the board of directors, audit, compensation or governance committee of any other entity that has one or more executive officers serving as a member of SGRP's Board, Audit Committee, Compensation Committee or Governance Committee, except for the positions of Messrs. Brown and Bartels as directors and officers of the Company (including each of its subsidiaries) and as directors and officers of each of its affiliates, including SMS, SMSI and SIT (see - Certain Relationships and Related Transactions, below).

Compensation of Directors

         In January 2001, SGRP adopted the Director Compensation Plan for its outside Directors, as adopted by the Board, which was amended in February of 2003 and May of 2004 (the "Directors Compensation Plan"). SGRP's Compensation Committee administers the Directors Compensation Plan as well as the compensation for SGRP's executives.

         Under the Directors Compensation Plan, each member of SGRP's Board who is not otherwise an employee or officer of SGRP or any subsidiary or affiliate of SGRP (each, a "Non-Employee Director") is eligible to receive director's fees of $30,000 per annum (plus an additional $5,000 per annum for the Audit Committee Chairman), payable quarterly. Each quarterly installment of such director's fees ($7,500 plus an additional $1,250 for the Audit Committee Chairman) is paid half in cash and half in stock options to purchase shares of SGRP's common stock. Prior to May 2004, SGRP issued such stock options with an exercise price of $0.01 per share. The number of option shares issued was calculated by dividing the amount of compensation to be paid in stock options by the closing stock price at the end of each quarter. In May 2004, the Compensation Committee approved and recommended and the Board adopted a change in this policy to instead issue such stock options for the purchase of common stock with an exercise price equal to 100% of the fair market value of SGRP's common stock at the end of each quarter. The number of option shares to be issued will be equal to three times the quotient of the amount of compensation to be paid in stock options divided by the closing stock price at the end of each quarter. The Compensation Committee and the Board determined that this revised policy more fairly compensated the Non-Employee Directors.

         In addition upon acceptance of the directorship, each Non-Employee Director receives options to purchase 10,000 shares of SGRP's common stock with an exercise price equal to 100% of the fair market value of SGRP's common stock at the date of grant, options to purchase 10,000 additional shares of SGRP's common stock with an exercise price equal to 100% of the fair market value of SGRP's common stock at the date of grant after one year of service and options to purchase 10,000 additional shares of SGRP's common stock with an exercise price equal to 100% of the fair market value of SGRP's common stock at the date of grant for each additional year of service thereafter.

         All of those options to Non-Employee Directors have been and will be granted under the 2000 Plan described below, under which each member of the Board is eligible to participate. Non-Employee Directors will be reimbursed for all reasonable expenses incurred during the course of their duties. There is no additional compensation for committee participation, phone meetings, or other Board activities.

Limitation of Liability and Indemnification Matters

         SGRP's Certificate of Incorporation limits the liability of all directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a company will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

         SGRP's Restated By-Laws provide that SGRP shall indemnify each of its directors and senior executives and may indemnify the other officers, employees and other agents of the Company to the fullest extent permitted by law. SGRP's Restated By-Laws also permit it to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Restated By-Laws would permit indemnification. These indemnification provisions were first approved and recommended by the Governance Committee and adopted by the Board in November of 2003, in order to conform to the current practices of most public companies and to attract and maintain quality candidates for the Company's management and Board, and were later incorporated into the Amended and Restated By-Laws of SPAR Group, Inc., Dated as of May 18, 2004 (the "Restated By-Laws"), approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. A current copy of the Restated By-Laws is posted and available to stockholders and the public on the Company's web site (www.SPARinc.com). The Company maintains director and officer liability insurance.

         At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of the Company in which indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of SGRP's Common Stock as of June 16, 2004, by: (i) each person (or group of affiliated persons) who is known by SGRP to own beneficially more than 5% of SGRP's Common Stock; (ii) each of SGRP's directors; (iii) each of the executive officers named in the Summary Compensation Table; and (iv) SGRP's directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                                                     Number of Shares
        Title of Class               Name and Address of Beneficial Owner           Beneficially Owned   Percentage
        --------------               ------------------------------------           ------------------   ----------
        Common Shares                Robert G. Brown (1)                               8,755,742 (2)       45.8%

        Common Shares                William H. Bartels (1)                            5,661,863 (3)       29.8%

        Common Shares                Robert O. Aders (1)                                  98,154 (4)         *

        Common Shares                Jack W. Partridge (1)                                32,244 (5)         *

        Common Shares                Jerry B. Gilbert (1)                                 35,585 (6)         *

        Common Shares                Lorrence T. Kellar (1)                               16,148 (7)         *

        Common Shares                Charles Cimitile (1)                                108,750 (8)         *

        Common Shares                Kori G. Belzer (1)                                  122,281 (9)         *

        Common Shares                Patricia Franco (1)                                 169,613 (10)        *

        Common Shares                Heartland Advisors, Inc. (11)
                                     790 North Milwaukee Street
                                     Milwaukee, Wisconsin 53202                        1,300,000            6.9%

        Common Shares                Executive Officers and Directors                 15,000,380           79.9%

----------
     * Less than 1%

(1) The address of such owners is c/o SPAR Group, Inc., 580 White Plains Road, Tarrytown, New York 10591.
(2) Includes 1,800,000 shares held by a grantor trust for the benefit of certain family members of Robert G. Brown over which Robert G. Brown, James R. Brown, Sr. and William H. Bartels are trustees. Includes 325,539 shares issuable upon exercise of options.
(3) Excludes 1,800,000 shares held by a grantor trust for the benefit of certain family members of Robert G. Brown over which Robert G. Brown, James R. Brown, Sr. and William H. Bartels are trustees, beneficial ownership of which are disclaimed by Mr. Bartels. Includes 229,275 shares issuable upon exercise of options.
(4)      Includes 48,154 shares issuable upon exercise of options.
(5)      Includes 21,276 shares issuable upon exercise of options.
(6)      Includes 35,585 shares issuable upon exercise of options.
(7)      Includes 10,000 shares issuable upon exercise of options.
(8)      Includes 108,750 shares issuable upon exercise of options.
(9)      Includes 121,078 shares issuable upon exercise of options.
(10)     Includes 116,813 shares issuable upon exercise of options.
(11) All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13F (Amendment No. 9), filed by Heartland Advisors, Inc. with the Securities and Exchange Commission on March 31, 2004.

Equity Compensation Plans

         The following table contains a summary of the number of shares of Common Stock of SGRP to be issued upon the exercise of options, warrants and rights outstanding at December 31, 2003, the weighted-average exercise price of those outstanding options, warrants and rights, and the number of additional shares of Common Stock remaining available for future issuance under the plans as at December 31, 2003.

                                       Equity Compensation Plan Information
    ----------------------------- -------------------------- ------------------------- -------------------------
                                   Number of securities to       Weighted average          Number of securities
                                   be issued upon exercise      exercise price of         remaining available for
                                   of outstanding options,     outstanding options,          future issuance of
           Plan category             warrants and rights     warrants and rights ($)    options, warrants and rights
    ----------------------------- -------------------------- ------------------------- -------------------------
    Equity compensation plans             2,269,060                         1.85                 743,344
    approved by security
    holders
    ----------------------------- -------------------------- ------------------------- -------------------------
    Equity compensation plans
    not approved by security
    holders                                       -                         -                          -
    ----------------------------- -------------------------- ------------------------- -------------------------
    Total                                 2,269,060                         1.85                 743,344
    ----------------------------- -------------------------- ------------------------- -------------------------


Certain Relationships And Related Transactions

         Mr. Robert G. Brown, a Director, the Chairman and the Chief Executive Officer of the Company, and Mr. William H. Bartels, a Director and the Vice Chairman of the Company (collectively, the "SMS Principals"), are the sole stockholders and executive officers and directors of SPAR Marketing Services, Inc. ("SMS"), SPAR Management Services, Inc. ("SMSI"), and SPAR Infotech, Inc. ("SIT").

         SMS and SMSI (through SMS) provided approximately 92% of the Company's field representatives (through its independent contractor field force) and substantially all of the Company's field management services at a total cost of approximately $36.0 million and $30.5 million for the twelve months ended December 31, 2003 and 2002, respectively. Under the terms of the Field Service Agreement, SMS provides the services of approximately 6,000 field representatives and SMSI provides approximately 80 full-time national, regional and district managers to the Company as they may request from time to time, for which the Company has agreed to pay SMS and SMSI (through SMS) for all of their costs of providing those services plus 4%. However, SMS may not charge the Company for any past taxes or associated costs for which the SMS Principals have agreed to indemnify the Company. Although the SMS Principals were not paid any salaries as officers of SMS or SMSI, SMS and SMSI are "Subchapter S" corporations, and accordingly, the SMS Principals benefit from any income of such companies allocated to them (see - Summary Additional Compensation Table Affiliated Companies, below).

         Kori G. Belzer, the Chief Operating Officer of SGRP since January 1, 2004, also serves as Chief Operating Officer of SMS and SMSI and did so during 2003. The Audit Committee determined that, as a result of her positions with SMS and SMSI, Ms. Belzer functioned during 2003 as the de facto chief operating officer of SGRP and accordingly, Ms. Belzer's compensation for that period has been included in her listing in SGRP's list of Named Executive Officers below. Ms. Belzer's compensation and business expenses during 2003 were part of the costs covered by the "cost plus" contract described above, and accordingly, were indirectly paid by the Company. Ms. Belzer also participated in the CSP Plan and, from time to time, received options to purchase SGRP's stock pursuant to the 2000 Plan (see - Stock Option and Purchase Plans). Ms. Belzer became an executive officer of SGRP on January 1, 2004, and is now paid directly by SGRP for all her services and participates in SGRP's ESP Plan and other employee benefits (see- Stock Option and Purchase Plans below). Her compensation is reviewed annually by SGRP's Compensation Committee.

         SIT provided Internet computer programming services to the Company at a total cost of approximately $1,607,400 and $1,626,000 for the twelve months ended December 31, 2003 and 2002, respectively. Under the terms of the programming agreement between the Company and SIT effective as of October 1, 1998, as amended (the "Programming Agreement"), SIT continues to provide programming services to the Company as the Company may request from time to time, for which the Company has agreed to pay SIT competitive hourly wage rates and to reimburse SIT's out-of-pocket expenses. Although the SMS Principals were not paid any salaries as officers of SIT, SIT is a "Subchapter S" corporation, and accordingly the SMS Principals would benefit from any income allocated to them (see - Summary Additional Compensation Table-Affiliated Companies, below).

         Patricia Franco, the Chief Information Officer of SGRP and President of its SPAR International Division since January 1, 2004, also serves as Senior Vice President of SIT, in charge of SIT's day-to-day operations, and did so during 2003. The Audit Committee determined that, as a result of her position with SIT, Ms. Franco functioned during 2003 as the de facto chief information officer of SGRP, as well as the de facto President of the SPAR International Division, and accordingly, Ms. Franco's compensation for that period has been included in her listing in SGRP's list of Named Executive Officers below. Ms. Franco's compensation during 2003 was paid by SIT, which charged the Company $80.00 per hour for time spent by Ms. Franco on Company matters. For the year ended December 31, 2003, the Company paid $132,600 to SIT for the use of Ms. Franco's services. Ms. Franco also participated in the CSP Plan and, from time to time, received options to purchase SGRP's stock pursuant to the 2000 Plan (see- Stock Option and Purchase Plans). Ms. Franco became an executive officer of SGRP on January 1, 2004, and is now paid directly by SGRP for all her services and participates in SGRP's ESP Plan and other employee benefits (see-Stock Option and Purchase Plans, below). Her compensation is reviewed annually by SGRP's Compensation Committee.

         The Company's agreements with SMS, SMSI and SIT are periodically reviewed by the Company's Audit Committee, which includes an examination of the overall fairness of the arrangements and the resulting income to the SMS Principals. In February 2004, the Audit Committee approved separate amended and restated agreements with each of SMS, SMSI and SIT, effective as of January 1, 2004. The restated agreements extend the contract maturities for four years, strengthened various contractual provisions in each agreement and continued the basic economic terms of the existing agreements, except that the restated agreement with SMSI provides for a temporary reduction in SMSI's fees for 2004.

         The Company owed the following amounts to SMS and SIT for the above services as at December 31, 2003:

                                                                                  December 31,
                                                                             2003              2002
                                                                       ------------------------------------
   Balance due to affiliates included in accrued liabilities:
       SPAR Marketing Services, Inc.                                       $   996           $  932
       SPAR Infotech, Inc.                                                       -               26
                                                                       ------------------------------------
                                                                           $   996           $  958
                                                                       ====================================


         In July 1999, SMF, SMS and SIT entered into a Software Ownership Agreement with respect to Internet job scheduling software jointly developed by such parties. In addition, SPAR Trademarks, Inc. ("STM"), SMS and SIT entered into trademark licensing agreements whereby STM has granted non-exclusive royalty-free licenses to SIT, SMS and SMSI for their continued use of the name "SPAR" and certain other trademarks and related rights transferred to STM, a wholly owned subsidiary of SGRP.

         The SMS Principals also own, through SMSI, a minority (less than 5%) equity interest in Affinity Insurance Ltd., which provides certain insurance to the Company.

         In  April  2003,  all  previously   outstanding   amounts  due  certain
stockholders under certain notes were paid in full.

         In the event of any material dispute in the business relationships between the Company and SMS, SMSI, or SIT, it is possible that Messrs. Brown or Bartels may have one or more conflicts of interest with respect to these relationships and such dispute that could have a material adverse effect on the Company.

EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

Executive Officers

         Set forth in the table below are the names, ages and current offices held by all executive officers of SGRP. For biographical information regarding Robert G. Brown and William H. Bartels, see Current Members of the Board of Directors, above.

                Name                     Age                    Position With SPAR Group, Inc.
-------------------------------------    ---      ----------------------------------------------------------
Robert G. Brown                           61      Chairman, Chief Executive Officer, President and Director
William H. Bartels                        60      Vice Chairman and Director
Charles Cimitile                          49      Chief Financial Officer, Secretary and Treasurer
Kori G. Belzer                            38      Chief Operating Officer
Patricia Franco                           43      Chief Information Officer and President of the
                                                  International Division
James R. Segreto                          55      Vice President and Controller



         Charles Cimitile serves as the Chief Financial Officer, Secretary and Treasurer of SGRP and has done so since November 24, 1999. Mr. Cimitile served as Chief Financial Officer for GT Bicycles from 1996 to 1999 and Cruise Phone, Inc. from 1995 through 1996. Prior to 1995, he served as the Vice President Finance, Secretary and Treasurer of American Recreation Company Holdings, Inc. and its predecessor company.

         Kori G. Belzer serves as the Chief Operating Officer of SGRP and has done so since January 1, 2004. Ms. Belzer also serves as Chief Operating Officer of SPAR Management Services, Inc. ("SMSI"), and of SPAR Marketing Services, Inc. ("SMS"), each an affiliate of SGRP (see - Certain Relationships and Related Transactions, above), and has done so since 2000. The Audit Committee determined that Ms. Belzer also served during 2003 as the de facto chief operating officer of SGRP through her position as Chief Operating Officer of SMSI and SMS. Prior to 2000, Ms. Belzer served as Vice President Operations of SMS from 1997 to 2000, and as Regional Director of SMS from 1995 to 1997. Prior to 1995, she served as Client Services Manager for SPAR/Servco, Inc.

         Patricia Franco serves as the Chief Information Officer of SGRP and President of the SPAR International Division and has done so since January 1, 2004. Ms. Franco also serves as Senior Vice President of SPAR Infotech, Inc. ("SIT"), an affiliate of SGRP (see - Certain Relationships and Related Transactions, above), and has done so since January 1, 2003. The Audit Committee determined that Ms. Franco also served during 2003 as the de facto chief information officer of SGRP as well as, the de facto President of the SPAR International Division, through her position as Senior Vice President of SIT. Prior to 2003, Ms. Franco served in various management capacities with SIT, SMS and their affiliates.

         James R. Segreto serves as Vice President and Controller of SGRP and has done so since July 8, 1999, the effective date of the Merger. From 1997 through the Merger, he served in the same capacity for SMS. Mr. Segreto served as Chief Financial Officer for Supermarket Communications Systems, Inc. from 1992 to 1997 and LM Capital, LLP from 1990 to 1992. Prior to 1992, he served as Controller of Dorman Roth Foods, Inc.

Executive Compensation

         The following table sets forth all compensation received for services rendered to SGRP in all capacities for the years ended December 31, 2003, 2002 and 2001 (i) by SGRP's Chief Executive Officer, and (ii) each of the other four most highly compensated executive officers of SGRP and its subsidiaries and affiliates, who were serving as executive officers of SGRP or performing equivalent functions for SGRP through an affiliate, at December 31, 2003 (collectively, the "Named Executive Officers").

Summary Compensation Table

                                                                                                             Long Term
                                                                            Annual Compensation         Compensation Awards
                                                                          ------------------------   ---------------------------
                                                                                                     Securities      All Other
                                                                                                     Underlying    Compensation
-------------------------------------------------                        ------------  -----------     Options     -------------
Name and Principal Positions                               Year           Salary ($)    Bonus ($)      (#)(1)         ($)(2)
----------------------------                               ----           -----------  -----------   ---------     -------------
Robert G. Brown                                            2003           180,000             --            --          2,200
     Chief Executive Officer, Chairman of the              2002           164,340             --            --          2,040
     Board, President and Director                         2001           141,202             --       765,972             --

William H. Bartels                                         2003           180,000             --            --          2,007
     Vice Chairman and Director                            2002           164,340             --            --          2,040
                                                           2001           139,230             --       471,992             --

Charles Cimitile                                           2003           221,700         20,000        20,000          2,200
     Chief Financial Officer, Secretary and                2002           215,564         15,000        20,000          2,040
     Treasurer                                             2001           188,000             --        75,000             --

Kori G. Belzer                                             2003           147,067         19,000        26,750          1,843
     Chief Operating Officer

Patricia Franco                                            2003           145,875         20,000        37,500          1,718
     Chief Information Officer and President of
     SPAR International

------------------------

(1) In January 2001, Mr. Brown, Mr. Bartels and Mr. Cimitile voluntarily surrendered for cancellation their options for the purchase of the following numbers of shares of common stock under the 1995 Plan: Mr. Brown - 765,972; Mr. Bartels - 471,992; Mr. Cimitile - 75,000.
(2)      Other compensation represents the Company's 401k contribution.

Summary Additional Compensation Table - Affiliated Companies

         Robert G. Brown and William H. Bartels (the "SMS Principals") are the sole owners of SPAR Marketing Services, Inc. ("SMS"), SPAR Management Services, Inc. ("SMSI"), and SPAR Infotech, Inc. ("SIT"), which provide significant services to the Company as more fully described in - Certain Relationships and Related Transactions, above. Although the SMS Principals were not paid any salaries as officers of SMS, SMSI or SIT, each of those companies are "Subchapter S" corporations, and accordingly the SMS Principals benefit from any income of such companies allocated to them, all of which income (or substantially all of which income, but not loss, in the case of SIT) is earned from the performance of services for the Company. The following table sets forth all income allocated to the SMS Principals by SMS, SMSI or SIT for the years ended December 31, 2003, 2002 and 2001.

                                                                                                SIT Income
                 Name                  Year          SMS Income           SMSI Income           (Loss) (1)
        ------------------------      --------     ---------------      ----------------      ---------------
        Robert G. Brown               2003           $ 667,756            $ 177,214             $ 33,591
                                      2002             494,987              174,092              (85,183)
                                      2001             211,117               16,477             (227,370)


        William H. Bartels            2003           $ 424,937            $ 112,773             $ 21,376
                                      2002             314,992              110,787              (54,208)
                                      2001             134,348               10,486             (144,690)

------------------------
 (1) The subchapter "S" income/loss allocated to the SMS Principals by SIT includes losses on activities unrelated to the Company's business.

Change in Control Severance Agreements

         In November 2003, the Compensation Committee approved and recommended and the Board adopted a form of Change in Control Severance Agreement for Mr. Cimitile, Ms. Belzer and Ms. Franco. To date, only Ms. Belzer and Ms. Franco have entered into such agreements. These agreements provide that if certain changes in control of SGRP occur and within the 24 months thereafter such officer leaves the Company with good reason (including an adverse change in compensation, duties, authority, etc.) or is terminated without cause, such officer is entitled to severance payments of twenty-four months of the officer's salary (reduced by the number of months of the officer's continued employment post change in control), plus the officer's maximum bonus. It is not a covered change in control, however, so long as Mr. Robert G. Brown retains effective control of SGRP and remains either its chairman or chief executive officer.

Stock Option Grants in Last Fiscal Year

         The following table sets forth information regarding each grant of stock options made during the year ended December 31, 2003, to each of the Named Executive Officers. No stock appreciation rights ("SAR's") were granted during such period to such person.

                                         Individual Grants
                     ----------------------------------------------------------
                        Number of       Percent of                               Potential Realizable Value at
                       Securities     Total Options                              Assumed Annual Rates of Stock
                       Underlying       Granted to     Exercise                  Price Appreciation for Option(1)
                         Options       Employees in     Price      Expiration    -------------------------------
Name                   Granted(2) (#)    Period (%)     ($/Sh)        Date         5% ($)          10% ($)
----                 ------------------------------------------------------------------------------------------
Charles Cimitile         20,000             5.0         2.99        2/13/13        37,608         95,306

                         20,500             5.0         2.99        2/13/13        38,548         97,688
                          6,000             1.5         3.80        5/9/13         14,339         36,337
Kori G. Belzer              250             0.1         4.65        8/7/13            731          1,853
                     --------------------------------                          --------------------------------
                         26,750             6.6                                    53,618        135,878

                         20,500             5.1         2.99        2/13/13        38,548         97,688
                         16,000             4.0         3.80        5/9/13         38,237         96,900
                            750             0.2         4.65        8/7/13          2,193          5,558
Patricia Franco             250             0.1         3.89        11/5/13           612          1,550
                     --------------------------------                          --------------------------------
                         37,500             9.4                                    79,590        201,696

------------------------
(1) The potential realizable value is calculated based upon the term of the option at its time of grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option.
(2) These options vest over four-year periods at a rate of 25% per year, beginning on the first anniversary of the date of grant.

Aggregated Stock Option Exercises In Last Fiscal Year And Fiscal Year End Option Values


         The following table sets forth the number of shares of Common Stock of SGRP purchased by each of the Named Executive Officers in the exercise of stock options during the year ended December 31, 2003, the value realized in the purchase of such shares (the market value at the time of exercise less the exercise price to purchase such shares), and the number of shares that may be purchased and value of the exercisable and unexercisable options held by each of the Named Executive Officers at December 31, 2003.

                                                             Number of Securities             Value of Unexercised
                                                        Underlying Unexercised Options      In-the-Money Options at
                                                            at Fiscal Year-End (#)            Fiscal Year-End ($)
                                                        -------------------------------- -------------------------------
                      Shares Acquired       Value
Name                  On Exercise (#)     Realized ($)     Exercisable     Unexercisable    Exercisable    Unexercisable
----                  ---------------   ---------------- ---------------- --------------- --------------- ---------------
Robert G. Brown               --              --            95,746            382,986       $181,917        $702,779
William H. Bartels            --              --            58,999            235,996        112,098         437,713
Charles Cimitile              --              --            98,750             41,250        196,206          36,569
Kori G. Belzer                --              --            81,000             76,140        156,134          86,603
Patricia Franco               --              --            97,250             66,250        168,122          46,996


                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

         The following is the Compensation Committee's report submitted to the Board addressing the compensation of SGRP's executive officers for 2003:

Compensation Policy

         The Company's executive compensation policy is (i) designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers; and (ii) based on the belief that the interests of the executives should be closely aligned with SGRP's stockholders. The Compensation Committee attempts to achieve these goals by integrating competitive annual base salaries with (i) annual incentive bonuses based on corporate performance and individual contribution, and (ii) stock options through the Company's 2000 stock option plan. The Compensation Committee believes that cash compensation in the form of salary and performance-based incentive bonuses provides Company executives with short term rewards for success in operations, and that long-term compensation through the award of stock options encourages growth in management stock ownership which leads to expansion of management's stake in the long-term performance and success of the Company. The Compensation Committee considers all elements of compensation and the compensation policy when determining individual components of pay.

Executive Compensation Components

         As discussed below, the Company's executive compensation package is primarily comprised of three components: base salary, annual incentive bonuses and stock options.

Base Salary

         In establishing base salary levels for executive officer positions, the Committee and Robert G. Brown, the Company's Chief Executive Officer, consider levels of compensation at comparable companies, levels of responsibility and internal issues of consistency and fairness. In determining the base salary of a particular executive, the Committee and Mr. Brown consider individual performance, including the accomplishment of short-term and long-term objectives, and various subjective criteria including initiative, contribution to overall corporate performance and leadership ability. The Compensation Committee reviews executive officer salaries annually and exercises its judgment based on all the factors described above. No specific formula is applied to determine the weight of each criteria.

Annual Incentive Bonuses

         The Company's executive officers are eligible for annual bonuses upon recommendations made by Mr. Brown (as to the other executive officers), and the Compensation Committee (as to Mr. Brown), based upon their individual performance and the Company's achievements of certain operating results. Amounts of individual awards are based principally upon the results of the Company's financial performance during the prior year. The amount of awards for senior officers are within guidelines established by the Committee and Mr. Brown as a result of their review of total compensation for senior management of peer companies. The actual amount awarded, within these guidelines, will be determined principally by the Committee and Mr. Brown's assessment of the individual's contribution to the Company's overall financial performance. Consideration is also given to such factors such as the individual's successful completion of a special project, any significant increase or decrease in the level of the participant's ability to discharge the responsibilities of his position.

Stock Options and Purchase Plans

         SGRP has four stock option plans: the Amended and Restated 1995 Stock Option Plan (1995 Plan), the 1995 Director's Plan (Director's Plan), the Special Purpose Stock Option Plan, and the 2000 Stock Option Plan (2000 Plan).

         The 1995 Plan provided for the granting of either incentive or nonqualified stock options to specific employees, consultants, and directors of the Company for the purchase of up to 3,500,000 shares of SGRP's common stock. The options had a term of ten years from the date of issuance, except in the case of incentive stock options granted to greater than 10% stockholders for which the term was five years. The exercise price of nonqualified stock options must have been equal to at least 85% of the fair market value of SGRP's common stock at the date of grant. Since 2000, SGRP has not granted any new options under this Plan. At December 31, 2003, options to purchase 43,250 shares of SGRP's common stock remain outstanding under this Plan. The 1995 Plan was superseded by the 2000 Stock Option Plan with respect to all new options issued.

         The Director's Plan was a stock option plan for non-employee directors of SGRP and provided for the purchase of up to 120,000 shares of SGRP's common stock. Since 2000, SGRP has not granted any new options under this Plan. During 2003, no options to purchase shares of SGRP's common stock were exercised under this Plan. At December 31, 2003, 20,000 options to purchase shares of SGRP's common stock remained outstanding under this Plan. The Director's Plan has been replaced by the 2000 Plan with respect to all new options issued.

         On July 8, 1999, in connection with the merger, SGRP established the Special Purpose Stock Option Plan of PIA Merchandising Services, Inc., to provide for the issuance of substitute options to the holders of outstanding options granted by SPAR Acquisition, Inc. There were 134,114 options granted at $0.01 per share. Since July 8, 1999, SGRP has not granted any new options under this plan. During 2003, no options to purchase shares of SGRP's common stock were exercised under this Plan. At December 31, 2003, options to purchase 25,750 shares of SGRP's common stock remain outstanding under this Plan.

        On December 4, 2000, SGRP adopted the 2000 Plan, as the successor to the 1995 Plan and the Director's Plan with respect to all new options issued. The 2000 Plan provides for the granting of either incentive or nonqualified stock options to specified employees, consultants, and directors of the Company for the purchase of up to 3,600,000 (less those options still outstanding under the 1995 Plan at December 31, 2003, and those options exercised after December 4, 2000, under the 1995 Plan). The options have a term of ten years, except in the case of incentive stock options granted to greater than 10% stockholders for whom the term is five years. The exercise price of nonqualified stock options must be equal to at least 85% of the fair market value of SGRP's common stock at the date of grant (although typically the options are issued at 100% of the fair market value), and the exercise price of incentive stock options must be equal to at least the fair market value of SGRP's common stock at the date of grant. During 2003, options to purchase 401,020 shares of SGRP's common stock were granted, options to purchase 143,641 shares of SGRP's common stock were exercised and options to purchase 86,500 shares of SGRP's stock were cancelled under this Plan. At December 31, 2003, options to purchase 2,180,060 shares of SGRP's common stock remain outstanding under this Plan and options to purchase 743,344 shares of SGRP's common stock were available for grant under this Plan.

         In 2001, SGRP adopted its 2001 Employee Stock Purchase Plan (the "ESP Plan"), which replaces its earlier existing plan, and its 2001 Consultant Stock Purchase Plan (the "CSP Plan"). These plans were each effective as of June 1, 2001. The ESP Plan allows employees of the Company, and the CSP Plan allows employees of the affiliates of the Company (see- Certain Relationships and Related Transactions, above), to purchase SGRP's Common Stock from SGRP without having to pay any brokerage commissions. On August 8, 2002, SGRP's Board approved a 15% discount for employee purchases of Common Stock under the ESP Plan and recommended that its affiliates pay a 15% cash bonus for affiliate consultant purchases of Common Stock under the CSP Plan.

Internal Revenue Code Section 162(M)

         Under Section 162(m) of the Internal Revenue Code (the "Code"), the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of SGRP and its stockholders.

            COMPENSATION COMMITTEE
            (for the period ending December 31, 2003)

            Jack W. Partridge, Robert O. Aders, Jerry B. Gilbert and Lorrence T. Kellar


                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

         The following is the Audit Committee's report submitted to the Board.

Report

         The Committee has reviewed and discussed with management of the Company and Ernst & Young LLP ("E&Y"), the independent auditing firm of the Company, the audited financial statements of the Company as of December 31, 2003, for each of the two years in the period ended December 31, 2003 (the "Audited Financial Statements").

         In addition, the Committee has discussed with E&Y the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

         The Committee expects to receive and review the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1 prior to the 2004 Annual Meeting. The Committee has discussed E&Y's independence from the Company with E&Y. The Committee also discussed with management of the Company and the auditing firm such other matters and received such assurances from them, as the Committee deemed appropriate.

         Management is responsible for the Company's internal controls and the financial reporting process. E&Y is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         Based on the foregoing review and discussions and a review of the report of E&Y with respect to the Audited Financial Statements, and relying thereon, the Committee has recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

     AUDIT COMMITTEE
     (for the period ending December 31, 2003)

     Lorrence T. Kellar, Robert O. Aders, Jack W. Partridge and Jerry B. Gilbert

MANAGEMENT'S REPORT ON FINANCIAL STATEMENTS

         The management of the Company is responsible for the integrity and objectivity of the consolidated financial statements and other related financial Information included in this report. These financial statements were prepared in accordance with generally accepted accounting principles, as appropriate under the circumstances and consistently applied. Some of the amounts included in the financial statements are necessarily based on management's best estimates and judgment.

Controls and Procedures

         The Company's Chief Executive Officer and Chief Financial Officer evaluated the effectiveness of the Company's disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) within 90 days prior to the end of the period covering this report. Based on this evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective to provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission's rules and forms.

Changes in Internal Controls

         There were no significant changes in the Company's internal controls or in other factors that could significantly affect these controls during the twelve months covered by this report or from the end of the reporting period to the date of this Proxy Statement.

         The Company has retained a consultant to assist in the documentation and testing of its internal controls over financial reporting required by
Section 404 of the Sarbanes-Oxley Act of 2002.

Company's Financial Statements

         The Audit Committee of the Board is responsible for reviewing and monitoring the Company's financial statements and practices to ascertain that they are appropriate in the circumstances. The Audit Committee currently consists of four independent directors and consisted of four independent directors during 2003. It meets at least four times a year with representatives of financial management and the independent accountants, both together and separately, to review and discuss audit and financial reporting matters. The independent accountants have direct access to the Audit Committee to review the results of their audit. In addition, at the regular meetings of the Board of Directors, management and the Board discuss, among other things, financial and related matters, as appropriate. See Audit Committee Report on page 19, above.

         The Company's financial statements have been audited by Ernst & Young LLP, independent accountants, as stated in their report. The independent accountants are appointed annually by the Audit Committee, commencing with 2004 (and by the Board in prior years). Their audit of the Company's consolidated financial statements was made in accordance with generally accepted auditing standards, and such audit included a study and evaluation of the Company's system of internal accounting controls they considered necessary to determine the nature, timing, and extent of the auditing procedures required for expressing an opinion on the Company's financial statements.


Robert G. Brown                                        Charles Cimitile
Chairman of the Board,                                 Chief Financial Officer,
Chief Executive Officer and President                  Secretary and Treasurer

Corporation Performance

         The following graph shows a comparison of cumulative total returns for SGRP's Common Stock, the Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Stocks (SIC 7380-7389 U.S. Companies) Miscellaneous Business Services Index, Russell 2000 and S&P Advertising for the period during which SGRP's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The graph assumes that the value of an investment in Common Stock and in each such index was $100 on January 1, 1999, and that all dividends have been reinvested.

         The comparison in the graph below is based on historical data and is not intended to forecast the possible future performance of SGRP's Common Stock.

                                    [GRAPH]

                                                 Cumulative Total Return
                                1/1/99    7/8/99  12/31/99  12/31/00  12/31/01   12/31/02  12/31/03
SPAR Group, Inc.                100.00    200.00    135.00     32.52     71.60     126.80    128.00
NASDAQ Stock Market (U.S.)      100.00    122.95    192.89    124.95     67.09      61.75     85.04
Russell 2000                    100.00    109.28    121.26    117.59    120.52      95.83    141.11
S & P Advertising               100.00    122.91    158.92    126.43    110.26      63.73     83.24
Peer Group                      100.00    151.92    331.26     43.35     31.29      20.02     34.43

         Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act ("Section 16(a)") requires SGRP's directors and certain of its officers and persons who own more than 10% of SGRP's Common Stock (collectively, "Insiders"), to file reports of ownership and changes in their ownership of SGRP's Common Stock with the Commission. Insiders are required by Commission regulations to furnish SGRP with copies of all
Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it for the year ended December 31, 2003, or written representations from certain reporting persons for such year, SGRP believes that its Insiders complied with all applicable Section 16(a) filing requirements for such year, with the exception that Robert G. Brown, William H. Bartels, Robert O. Aders, Jerry B. Gilbert, Lorrence T. Kellar and Jack W. Partridge at certain times untimely filed certain Statements of Changes in Beneficial Ownership on Form 4. All such
Section 16(a) filing requirements have since been completed by each of the aforementioned individuals.

                                 OTHER BUSINESS

         SGRP is not aware of any other business to be presented at the 2004 Annual Meeting. All shares represented by SGRP proxies will be voted in favor of the proposals of SGRP described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, SGRP proxy holders will vote thereon according to their best judgment.

                           STOCKHOLDER COMMUNICATIONS

Communications with SGRP and the Directors

         Generally, a stockholder who has a question or concern regarding the business or affairs of SGRP should contact the Chief Financial Officer of SGRP. However, if a stockholder would like to address any such question directly to the Board, to a particular Committee, or to any individual director(s), the stockholder may do so by sending his or her question(s) in writing addressed to such group or person(s), c/o SPAR Group, Inc., 580 White Plains Road, Tarrytown, New York, 10591, and marked "Stockholder Communication".

         SGRP has a policy of generally responding in writing to each bona fide, non-frivolous, written communication from an individual stockholder. This policy is reflected in the SPAR Group, Inc. Statement of Policy Respecting Stockholder Communications with Directors dated as of May 18, 2004, approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. A current copy of this policy is posted and available to stockholders and the public on the Company's web site (www.SPARinc.com).

         In addition, questions may be asked of any director at SGRP's annual stockholders' meeting. SGRP schedules its annual stockholders' meeting on the same day as a regularly scheduled quarterly Board meeting, so all directors generally attend. All of SGRP's directors attended its 2003 annual stockholders' meeting.

Submission of Stockholder Proposals and Director Nominations

         For any business, nominee or proposal to be properly brought before an Annual Meeting by a stockholder (acting in his or her capacity as stockholder), the By-Laws require that such stockholder must give timely written notice thereof by physical delivery to the Secretary of SGRP. Any stockholder who wishes to present any business, nominee or proposal for action at the 2005 annual meeting of stockholders of SGRP must notify SGRP by no later than March 11, 2005. Such stockholder's notice shall be in the form and contain the substance required under the Restated By-Laws and the rules and regulations promulgated by the Securities and Exchange Commission. Accordingly, notices of stockholder proposals and nominations submitted after March 11, 2005, or that do not conform to the requirements of the Restated By-Laws or Rule 14a-18 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy) will be considered untimely or incomplete, respectively, and thus such matters will not be brought before the 2005 Annual Meeting of stockholders.

         The Restated By-Laws provide that a stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the Annual Meeting (i) a brief description of the business, nominee or proposal desired to be brought before the Annual Meeting and the reasons for considering the same at the Annual Meeting, (ii) the name and address, as they appear on SGRP's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of SGRP's stock which are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (iv) any financial interest of such stockholder (or any affiliate or family member of such stockholder), whether current or at any time within the past three years, in such business, nominee or proposal. In addition, if the notice is a nomination of a candidate for director, the stockholder's notice also must contain (A) the proposed nominee's name and qualifications, including five year employment history with employer names and a description of the employer's business, whether such individual can read and understand basic financial statements, and board memberships (if any), (B) the reason for such recommendation, (C) the number of shares of stock of SGRP that are beneficially owned by such nominee, (D) a description of any business or other relationship, whether current or at any time within the past three years, between such nominee (or any affiliate or family member of such nominee) and either the Company, any of its directors or officers, its auditor, or any of its customers or vendors, and (E) a description of any financial or other relationship, whether current or at any time within the past three years, between the stockholder (or any affiliate or family member of such stockholder) and such nominee (or any affiliate or family member of such nominee).

         If it is determined by the Governance Committee or the presiding officer of the Annual Meeting that a stockholder proposal was not made in accordance with the terms of the Restated By-Laws or the applicable SEC Rules or is not under the circumstances required to be considered thereunder, such proposal will not be acted upon at the Annual Meeting.

                                 ANNUAL REPORTS

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2003, IS BEING MAILED TO EACH STOCKHOLDER OF RECORD TOGETHER WITH THIS PROXY STATEMENT.

         THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003. A COPY OF THIS REPORT IS INCLUDED IN THE COMPANY'S ANNUAL REPORT (EXCEPT AS OTHERWISE
REPORTED). THE ANNUAL REPORT AND FORM 10-K ARE NOT PART OF THE COMPANY'S SOLICITING MATERIAL.

                            PROXIES AND SOLICITATION

         The proxy accompanying this Proxy Statement is solicited on behalf of the Company's Board of Directors. Proxies for the 2004 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by Directors, officers and regular employees of the Company (who will not be specifically compensated for such services) personally or by telephone. The Company will reimburse banks, brokers custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

         All stockholders are urged to complete, sign and promptly return the enclosed proxy card.

                                By Order of the Board of Directors


                                Charles Cimitile
Tarrytown, New York             Secretary, Treasurer and Chief Financial Officer
July 9, 2004

                                     ANNEX A

                              Amended and Restated
                         Charter of the Audit Committee
                                     of the
                               Board of Directors
                                       of
                                SPAR Group, Inc.
                           Dated (as of) May 18, 2004

I.       ESTABLISHMENT AND PURPOSE

         1. The Board of Directors (the "Board") of SPAR Group, Inc. ("SGRP"), has established a standing committee of the members of the Board (the "Audit Committee") to assist the Board in fulfilling its oversight responsibilities respecting the accounting, auditing and financial reporting and disclosure principles, policies, practices and controls of SGRP and its direct and indirect subsidiaries (together with SGRP, collectively, the "Company"), the integrity of the Company's financial statements, the audits of the financial statements of the Company and the Company's compliance with legal and regulatory requirements and disclosure. In furtherance thereof, the Board has adopted this Amended and Restated Charter of the Audit Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, this "Charter"), to establish and govern (among other things) the purposes, membership, meetings, responsibilities, duties and powers of the Audit Committee. The Audit Committee and its meetings and activities also shall be governed by and conducted in accordance with the provisions applicable to committees generally as contained in the By-Laws (as defined in item V.2 below).

         2. The Audit Committee's primary duties and responsibilities are to:

(a) Serve as an independent and objective party to monitor the Company's financial reporting process and internal accounting and disclosure control system and their adequacy and effectiveness;

(b) Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (hereinafter referred to as the "Company's Independent Accountants");

(c) Resolve disagreements between the Company's senior management and the Company's Independent Accountants regarding financial reporting;

(d)      Communicate directly with the Company's Independent Accountants;

(e) Review and appraise the audit efforts of the Company's Independent Accountants;

(f) Provide an open avenue of communication among the Company's Independent Accountants, the Company's financial and senior management and the Board;

(g) Review and approve, in advance, all non-audit services to be performed by the Company's Independent Accountants;

(h)      Review  the  performance,   qualifications   and  independence  of  the
         Company's Independent Accountants;

(i) Review the financial reports and other financial information provided by SGRP to any governmental body or the public;

(j)      Encourage  continuous  improvement  of,  and foster  adherence  to, the
         Company's   accounting,   disclosure  and  similar  control   policies,
         procedures and practices at all levels;

(k) Furnish the committee report required by the rules of the U. S. Securities and Exchange Commission (the "SEC") to be included in SGRP's annual proxy statement;

(l) Review and approve the overall fairness of all material related-party transactions; and

(m) Perform such other functions as may be required from time to time by the Nasdaq Stock Market, Inc. (the "Nasdaq"), the SEC or other applicable law.

         3. The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and by performing such other activities consistent with this Charter as may from time to time be necessary or appropriate.

II.      COMPOSITION OF THE AUDIT COMMITTEE

         1. The Audit Committee shall consist of three or more members of the Board (as such number may be fixed from time to time by the Board).

         2. The members of the Audit Committee shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the minimum standards for an independent director shall be as provided in the applicable rules of the Nasdaq's National Market System (as the same may be supplemented, modified, amended, restated or replaced from time to time, the "Nasdaq Rules"), and the provisions of the Securities Exchange Act of 1934, as amended (as the same may be supplemented, modified, amended, restated or replaced from time to time, the "Exchange Act"), and the rules and regulations promulgated thereunder (as the same may be supplemented, modified, amended, restated or replaced from time to time, the "Exchange Act Rules"), in each case as then in effect respecting Audit Committees.

         3. All members of the Audit Committee shall be "financially literate" and otherwise qualified to serve as members under the Nasdaq Rules, as determined by the Board. The Nasdaq Rules currently require (among other things) that all members of the Audit Committee must be able to read and understand fundamental financial statements, including (without limitation) a balance sheet, income statement and cash flow statement.

         4. Additionally, at least one member of the Audit Committee shall be an "audit committee financial expert" under the Exchange Act Rules, as determined by the Board. The Exchange Act Rules currently require (among other things) that such member have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including (without limitation) being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities or any other comparable experience or background resulting in financial sophistication.

         5. The candidates for membership in the Audit Committee shall be nominated by the Governance Committee prior to the consideration of the election of its members at the annual organizational meeting of the Board (the "Organizational Meeting"), generally held in conjunction with SGRP's annual stockholders meeting. If no such nominations have been received by the time such matter is considered at the Organizational Meeting, nominations to the Audit Committee may be made by any member of the Board.

         6. The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board (generally held in conjunction with the Organizational Meeting) or in any other meeting duly called or action duly taken as provided in the By-Laws.

         7. The Board, in any meeting duly called or other action duly taken as provided in the By-Laws, at any time may (a) designate a chairman of the Audit Committee (the "Chairman") from among the members of the Audit Committee and (b) remove any such member as Chairman, either with or without cause. If the Board has not so acted, the members of the Audit Committee may designate the Chairman by majority vote of the full Audit Committee membership. Any Chairman who ceases to be a member of the Board or Audit Committee automatically shall simultaneously cease to be Chairman of the Audit Committee.


III.     MEETINGS

         1. The Audit Committee may provide for the holding of regular meetings, with or without notice, and may fix the time and place at which such meetings shall be held, with all notices given or waived and all meetings held in accordance with the By-Laws. Each scheduled Board meeting shall be deemed to include a corresponding scheduled Audit Committee meeting unless expressly stated otherwise in scheduling such Board meeting.

         2. The notice of a meeting may provide, or the Audit Committee may request (in advance or at the meeting), that members of the Company's senior management or others attend a meeting of the Audit Committee and provide pertinent information as necessary and available.

         3. As part of its responsibility to foster open communication, the Audit Committee shall meet at least semi-annually with the Company's senior management and the Company's Independent Accountants in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee shall meet with the Company's Independent Accountants and the Company's senior management to review and discuss the Company's quarterly financial statements consistent with Section IV below.

         4. The Audit Committee shall maintain minutes or other records of its meetings and activities, which shall be maintained with the minutes of the Board, and shall report the same to the Board as and when requested. Written consents by the Audit Committee shall be filed with the minutes of the Board.


IV.      RESPONSIBILITIES AND DUTIES

         The Audit Committee's responsibilities, duties and powers shall consist of the following:

Documents and Reports

         1. On an annual basis, and more often as it determines circumstances reasonably warrant, the Audit Committee shall review and discuss this Charter and recommend to the Board any changes in or additions to this Charter that it may deem necessary or desirable.

         2. The Audit Committee shall, prior to its filing, mailing or release (as the case may be), in consultation with the Company's Independent Accountants and/or the Company's senior management, as and to the extent the Audit Committee deems appropriate:

(a) review and discuss each report to be filed by SGRP with the SEC on Forms 10-K and 10-Q and each related quarterly or annual financial statement, as applicable, in each case including (without limitation) the review and discussion of:

         (i) the proposed presentations of earnings, underlying material reserves and accruals, highly judgmental areas, audit adjustments (whether or not recorded), and suitability of the significant accounting policies and principles applied;

         (ii) the proposed disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", including the development, selection and disclosure of accounting policies that may be regarded as critical;

         (iii) any certification, report, opinion or review summary rendered by the Company's Independent Accountants or the Company's management, including (without limitation) those setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements or the effects of using alternative GAAP methods on the Company's financial statements; and

         (iv) any major issue regarding the Company's accounting principles and financial statement presentations within its knowledge, including any significant changes in the Company's selection or application of accounting principles and financial statement presentation;

(b) review and discuss SGRP's Annual Report to its shareholders and its Proxy Statement;

(c) furnish the Audit Committee's annual report to be included in the Proxy Statement as required by the Exchange Act Rules;

(d) review and discuss earnings press releases, including the type and presentation of information to be included in earnings press releases (and in particular the use of "pro forma" or "adjusted" non-GAAP information);

(e) review and discuss financial information and earnings guidance provided to analysts and rating agencies; and

(f) review and discuss such other reports or documents within its authority and knowledge for submission to the SEC, Nasdaq or the public as:

         (i) may from time to time be required under the Exchange Act Rules, the Nasdaq Rules, the DGCL (as defined below) or other applicable law; or

         (ii) the Audit Committee may from time to time deem appropriate, provided that the Audit Committee or Chairman shall have given the Chief Executive Officer and Chief Financial Officer reasonable prior written notice of its desire to make such review;

         provided that in the case of paragraphs (d), (e) and (f) the Chairman may represent and act on behalf of the entire Audit Committee for purposes of this review, with or without consultation of the other members, and shall present the results thereof at the next meeting of the Audit Committee.

Company's Independent Accountants

         3. On an annual basis, the Audit Committee shall appoint the Company's Independent Accountants to be engaged by the Company for the forthcoming fiscal year, and periodically (as often as it determines that circumstances reasonably warrant) the Audit Committee shall review and determine the fees and other compensation and terms of engagement of the Company's Independent Accountants.

         4. On an annual basis, and more often as it determines circumstances reasonably warrant, the Audit Committee shall confirm and assure the qualifications and independence of the Company's Independent Accountants under the Exchange Act Rules, and (without limiting the foregoing) the Audit Committee shall:

(a) review and discuss with the Company's Independent Accountants all of such firm's significant relationships that would be reasonably likely to adversely effect its independence or objectivity, including(without limitation) whether such firm's performance of permissible non-audit services is compatible with the auditor's independence, any relationship or service between such firm and the Company (other than the audit and approved non-audit services), and any other relationship or service reported by such firm to the Board that would be reasonably likely to adversely affect the independence or objectivity of such firm;

(b) receive, review and discuss the written statements from the Company's Independent Accountants (i) required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time, and (ii) respecting its internal quality-control procedures, any material issues raised by (A) the most recent internal quality-control review, or peer review, of such firm, or (B) any inquiry or investigation by governmental or professional authorities within the last five years, in either case respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues;

(c) review and discuss the performance of the Company's Independent Accountants, including (without limitation) (i) the performance and qualifications of such firm's lead audit partner and senior audit manager assigned to the Company's audit, (ii) the rotation of such firm's audit partners and others as may be required by GAAP or applicable law, and present its conclusions to the Board conclusions with respect thereto;

(d) report to the Board its conclusions respecting such reviews and discussions and recommend appropriate action(s) to be taken to confirm, assure or enforce the independence and other qualifications and performance of the Company's Independent Accountants, and

(e) direct, recommend or approve any proposed discharge of the Company's Independent Accountants when circumstances reasonably warrant.

         5. The Audit Committee periodically (as often as it determines that circumstances reasonably warrant) shall:

(a) consult with the Company's Independent Accountants out of the presence of the Company's management about internal accounting, reporting and disclosure controls, the completeness and accuracy of the Company's financial statements and other matters of concern to the Audit Committee;

(b) review and discuss the nature and scope of the annual audit proposal by the Company's independent accountant and its views and recommendations (if any);

(c) receive and discuss any reports or communications submitted to the Audit Committee by the Company's Independent Accountants as required or permitted by SAS 61;

(d)      approve, in advance, either:

         (i) each audit or permitted non-audit service to be performed by the Company's Independent Accountants, provided that between meetings the Chairman may represent and act on behalf of the entire Audit Committee in approving such services, with or without consultation of the other members, and shall present the results thereof at the next meeting of the Audit Committee, or

         (ii) policies and procedures respecting the Company's engagement of the Company's Independent Accountants for particular types of audit or permitted non-audit services to be performed within specified periods of time, which also may included specified expense limits; provided that (A) the Audit Committee is given notice of each engagement for such service by the Company, and
                  (B) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Exchange Act and Exchange Act Rules to the Company's management;

(e) recommend to the Board the advisability of having the Company's Independent Accountants or other independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax or other matters, which in the case of the Company's Independent Accountants shall be only to the extent permitted under the Exchange Act Rules; and

(f)      receive direct reports from the Company's Independent Accountants.

Financial Reporting Principles, Processes and Improvements

         6. The Audit Committee periodically (as often as it determines that circumstances reasonably warrant) shall, in consultation with the Company's Independent Accountants and/or the Company's senior management, as and to the extent the Audit Committee deems appropriate:

(a) review the integrity of the financial and regulatory reporting practices and processes of the Company and its subsidiaries, both internal and external, including (without limitation) the adequacy of the Company's internal accounting, auditing, reporting and disclosure controls, any significant deficiencies in such controls within its knowledge (and any special audit steps that have been or should be adopted in light of material control deficiencies), and any material changes in or additions to such controls, and recommend to the Board and management any material changes in or additions to them that it deems necessary or desirable;

(b) review and consider the quality and appropriateness of the Company's accounting principles, policies and practices as applied in its financial reporting, including (without limitation) all critical accounting principles, policies and practices, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management officials of the Company, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company's Independent Accountants;

(c) review and discuss the likely effect of changes in or additions to applicable law, regulation or GAAP or their interpretation (including those pending and proposed) within its knowledge likely to be material to any of the matters within its authority;

(d) review and discuss any material financial or non-financial arrangement of the Company within its knowledge that does not appear on the financial statements of the Company;

(e) review and, if not required by GAAP, approve any proposed material change in or addition to the Company's accounting, auditing, reporting and disclosure principles, policies, practices or controls as proposed to the Audit Committee by the Company's Independent Accountants or the Company's senior management;

(f) review the implementation and effect of all material changes in and additions to the accounting, auditing, reporting and disclosure principles, practices or controls within its knowledge, whether as previously approved or recommended by the Audit Committee, as required by GAAP, Nasdaq Rules, Exchange Act Rules or applicable law or otherwise; and

(g) review the Company's policies with respect to risk assessment and risk management.

         7. The Audit Committee shall establish regular and separate systems of disclosure to the Audit Committee by each of the Company's senior management and the Company's Independent Accountants regarding any significant judgments made by the Company's senior management in their preparation of the financial statements and the view of each as to appropriateness of such judgments.

         8. The Audit Committee shall review (following its completion) and discuss separately with each of the Company's senior management and the Company's Independent Accountants the results of the Company's annual audit and any significant difficulties encountered during the course of the audit, including (without limitation) the overall scope of the audit (if changed from that previously presented to the Audit Committee), any restrictions on the scope of work of or access to required information by the Company's Independent Accountants, the results of the annual audit examination by the Company's Independent Accountants and any accompanying management letters, any audit problems or difficulties encountered by the Company's Independent Accountants in the course of their audit work and management's response to such audit problems or difficulties, any reports by the Company's Independent Accountants with respect to interim periods, and any schedule of unadjusted differences or other material written communications between the Company's Independent Accountants and the Company's management.

         9. The Audit Committee shall review any significant disagreement or dispute among the Company's senior management and the Company's Independent Accountants in connection with the preparation of any of the Company's financial statements.

         10. The Audit Committee shall review and discuss any disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         11. The Audit Committee shall review and discuss with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements

Complaints

         12. The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

         13. The Audit Committee shall establish procedures for the receipt, retention and treatment of confidential, anonymous submission by employees of the Company and its subsidiaries of concerns regarding questionable accounting or auditing matters.

Related Party Transactions

         14. The Audit Committee shall review and approve (in accordance with the Nasdaq Rules, the Exchange Act Rules, the DGCL and other applicable law) the overall fairness of any agreement, arrangement or non-recurring transaction with the Company in which any of the following persons has or will have a direct or indirect material interest that would require disclosure under Item 404 of SEC Regulation S-K:

(a)      Any director or executive officer of the Company;

(b)      Any nominee for election as a director;

(c) Any security holder who is known to the Company to own of record or beneficially more than five percent of any class of the Company's voting securities; and

(d) Any family member of any of the foregoing persons under the Nasdaq Rules (currently, (i) such person's spouse, (ii) the parents, brothers, sisters and children of such person, whether by blood, marriage or adoption, and (iii) anyone else residing in such person's home).

Any such person may have such an  indirect  interest  through  any  corporation,
partnership,   limited  liability  company,  trust  or  other  entity  owned  or controlled by them, as provided in the Exchange Act Rules.

The Audit Committee shall make such review and fairness approval (A) prior to the commencement of any such material agreement, arrangement or non-recurring transaction and (B) periodically thereafter as often as the Audit Committee determines that circumstances reasonably warrant.

Legal Compliance and Updates

         15. The Audit Committee periodically (as often as it determines that circumstances reasonably warrant) shall, in consultation with the Company's counsel, alone and/or with the Company's senior management, as and to the extent the Audit Committee deems appropriate:

(a) review and discuss any regulatory, compliance, legal or other issue respecting any financial statement, reporting, audit or related matter within its knowledge that could have a significant impact on the Company or its financial statements, SEC filings or other public disclosures, and recommend to the Board any corrective or other action that it may deem necessary or desirable;

(b) review and discuss the potential effect on financial statement, reporting, audit or related issue of any applicable material change or initiative in any Nasdaq Rule, any Exchange Act Rule, the DGCL or other applicable law or the interpretation thereof within its knowledge, and recommend to the Board any changes in or additions to the Company's governing documents, policies, principles, practices or processes respecting financial statement, reporting, audit or related matters that it deems necessary or desirable to deal with such effect;

(c) review the implementation of changes in and additions to the Company's governing documents, policies, principles, practices or processes respecting financial statement, reporting, audit or related matters within its knowledge, whether as previously approved or recommended by the Audit Committee or as previously required by the Nasdaq Rules, the Exchange Act Rules, the DGCL or other applicable law;

(d) recommend to the Board the advisability of having the Company's counsel, auditors or other experts or professionals make specified studies and reports as to financial statement, reporting, audit or related matters; and

(e)      receive direct reports from the Company's counsel.

         16. The Audit Committee shall establish regular and separate systems of communication with each of the Company's senior management and the Company's counsel, review and discuss with them any matter within its authority and knowledge that is reasonably likely to have a significant impact on the Company, and recommend to the Board any corrective or other action that it may deem necessary or desirable.

Other Responsibilities, Duties and Powers

         17.   The  Audit   Committee   shall   report  its   actions   and  any
recommendations to the Board after each Audit Committee meeting.

         18. The Audit Committee shall have the responsibility, duty and power, at any time and from time to time, to the same extent and with the same effect as if the entire Board were acting:

(a) to conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities under this Charter and applicable law;

(b) to retain independent counsel, accountants or others to assist it in the conduct of an investigation or such other action as the Audit Committee may otherwise determine as necessary to carry out its duties under this Charter and applicable law, the fees and expenses of all of which will be paid by the Company; and

(c) to perform any other activities related or incidental to the duties and rights conferred on the Audit Committee (by this Charter or otherwise) as the Audit Committee or the Board from time to time may deem necessary or reasonably appropriate.

         19. In addition to the responsibilities, duties and powers of the Audit Committee set forth in this Charter, the Audit Committee also shall have such other responsibilities, duties and powers (if any) as may from time to time be expressly granted to it under the Certificate, the By-Laws, any Board resolution with continuing effect, any Nasdaq Rule, any Exchange Act Rule, the DGCL or any other applicable law.

V.       MISCELLANEOUS

         1. Notwithstanding anything in this Charter to the contrary: (a) the Audit Committee is an oversight body, and it is not the role or duty of the Audit Committee to (i) implement, administer or apply the accounting, auditing or financial reporting or disclosure policies, practices or controls of the Company, (ii) plan or conduct any audit of the Company or any audit of the work of the Company's Independent Accountants or the Company's management, (iii) prepare or certify any of the Company's financial statements or any portion thereof, (iv) determine or assure that the Company's financial statements and disclosures are complete or accurate or are in accordance with GAAP or any applicable rule or regulation, or (v) determine or assure the Company's compliance with any legal or regulatory requirement, all of which are and continue to be the responsibilities of the Company's management and/or the Company's Independent Accountants, as the case may be; (b) the members of the Audit Committee are not, and shall not under any circumstance be deemed or construed to be (by virtue of their Audit Committee membership, this Charter or any action taken as contemplated hereunder or otherwise), (i) officers, employees or auditors of SGRP or any of its subsidiaries and (ii) directors of any of SGRP's subsidiaries; (c) the Audit Committee may rely on the representations of and other information provided by the Company's Independent Accountants, the Company's officers, employees and counsel and experts or other professionals retained by the Company or the Audit Committee; and (d) the legal liability (actual, potential or otherwise) of the Audit Committee members shall not be (and shall not be deemed or construed to be) any greater than that of any outside director of SGRP who is not a member of the Audit Committee.

         2. For the purposes of this Charter:

(a) "Certificate" shall mean the Certificate of Incorporation of SGRP filed on November 29, 1995, with the Secretary of State of the State of Delaware, as the same may have been and from time to time hereafter may be duly amended or restated in the manner provided under applicable law.

(b) "By-Laws" shall mean the Amended and Restated By-Laws of SGRP dated as of May 18, 2004, as the same may have been and from time to time hereafter may be supplemented, amended or restated in the manner provided therein.

(c) "DGCL" shall mean the General Corporation Law of the State of Delaware, as the same may have been and from time to time hereafter may be amended or restated, and any succeeding statute.

         3. This Charter constitutes supplemental by-laws of SGRP and shall be governed and supplemented by and construed and interpreted in accordance with the By-Laws. Without in any way limiting the preceding sentence, the provisions of Article X of the By-Laws (and the applicable definitions appearing elsewhere) are hereby incorporated into this Charter by reference as if fully set forth herein and shall be construed as if this Charter were the "By-Laws" referred to in those incorporated provisions. In the event of any conflict between any specific provision of this Charter and the By-Laws, the specific provision of this Charter shall control and be given effect.

         4. The terms and provisions of this Charter are each subject to the relevant terms and provisions of the Certificate and applicable law. In the event that any term or provision of this Charter conflicts or is inconsistent with any term or provision of the Certificate or applicable law, the term or provision of the Certificate or applicable law shall control and be given effect.

                                     ANNEX B

                      Charter of the Compensation Committee
                                     of the
                               Board of Directors
                                       of
                                SPAR Group, Inc.
                           Dated (as of) May 18, 2004

I.       ESTABLISHMENT AND PURPOSE

         1. The Board of Directors (the "Board") of SPAR Group, Inc. ("SGRP"), has established a standing committee of the members of the Board (the "Compensation Committee") to assist the Board in fulfilling its oversight responsibilities respecting the performance and compensation of the executives and the other compensation, equity incentive and related policies of SGRP and its subsidiaries (together with SGRP, collectively, the "Company"). In furtherance thereof, the Board has adopted this Charter of the Compensation Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, this "Charter"), to establish and govern (among other things) the purposes, membership, meetings, responsibilities, duties and powers of the Compensation Committee. The Compensation Committee and its meetings and activities also shall be governed by and conducted in accordance with the provisions applicable to committees generally as contained in the By-Laws (as defined in item V.2 below).

         2. The Compensation Committee's primary duties and responsibilities are to:

(a) Oversee the existing and proposed compensation plans, policies and practices of the Company, and review and recommend to the Board any necessary or desirable changes or additions to any such plan, policy or practice, all in order to

         (i)      attract  and  retain   quality   directors,   executives   and
                  employees,

         (ii)     provide total compensation competitive with similar companies,

         (iii)    reward  and   reinforce   the   attainment  of  the  Company's
                  performance objectives, and

         (iv) align the interests of the Company directors, executives and employees with those of SGRP's stockholders;

         (items (i) through (iv) of this subsection (a), as supplemented or modified from time to time by the Compensation Committee and Board, will be referred to collectively as the "Company's Compensation Objectives");

(b) Review the Company's existing and proposed Compensation Objectives from time to time and recommend to the Board any necessary or desirable changes or additions to such objectives;

(c) Review the performance of and establish the compensation for the Company's senior executives;

(d) Oversee the Company's stock option, stock purchase and other benefit plans and severance policies, and review and recommend to the Board any necessary or desirable changes or additions to any such plan, policy or practice;

(e) Furnish the committee report required by the rules of the U. S. Securities and Exchange Commission (the "SEC") to be included in SGRP's annual proxy statement; and

(f) Perform such other functions as may be required from time to time by the Nasdaq Stock Market, Inc. (the "Nasdaq"), the SEC or other applicable law.

         3. The Compensation Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and by performing such other activities consistent with this Charter as may from time to time be necessary or appropriate.


II.      COMPOSITION OF THE COMPENSATION COMMITTEE

         1. The Compensation Committee shall consist of three or more members of the Board (as such number may be fixed from time to time by the Board).

         2. The members of the Compensation Committee shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Compensation Committee. For purposes of this Charter, the minimum standards for an independent director shall be as provided in the applicable rules of the Nasdaq's National Market System (as the same may be supplemented, modified, amended, restated or replaced from time to time, the "Nasdaq Rules"), and the provisions of the Securities Exchange Act of 1934, as amended (as the same may be supplemented, modified, amended, restated or replaced from time to time, the "Exchange Act"), and the rules and regulations promulgated thereunder (as the same may be supplemented, modified, amended, restated or replaced from time to time, the "Exchange Act Rules"), in each case as then in effect respecting Compensation Committees.

         3. All members of the Compensation Committee shall be "financially literate" and otherwise qualified to serve as members under the Nasdaq Rules, as determined by the Board. The Nasdaq Rules currently require (among other things) that all members of the Compensation Committee must be able to read and understand fundamental financial statements, including (without limitation) a balance sheet, income statement and cash flow statement.

         4. The candidates for membership in the Compensation Committee shall be nominated by the Governance Committee prior to the consideration of the election of its members at the annual organizational meeting of the Board (the "Organizational Meeting"), generally held in conjunction with SGRP's annual stockholders meeting. If no such nominations have been received by the time such matter is considered at the Organizational Meeting, nominations to the Compensation Committee may be made by any member of the Board.

         5. The members of the Compensation Committee shall be elected by the Board at the annual organizational meeting of the Board (generally held in conjunction with the Organizational Meeting) or in any other meeting duly called or action duly taken as provided in the By-Laws.

         6. The Board, in any meeting duly called or other action duly taken as provided in the By-Laws, at any time may (a) designate a chairman of the Compensation Committee (the "Chairman") from among the members of the Compensation Committee and (b) remove any such member as Chairman, either with or without cause. If the Board has not so acted, the members of the Compensation Committee may designate the Chairman by majority vote of the full Compensation Committee membership. Any Chairman who ceases to be a member of the Board or Compensation Committee automatically shall simultaneously cease to be Chairman of the Compensation Committee.

III.     MEETINGS

         1. The Compensation Committee may hold regular meetings, with or without notice, and may fix the time and place at which such meetings shall be held, with all notices given or waived and all meetings held in accordance with the By-Laws. Each scheduled Board meeting shall be deemed to include a corresponding scheduled Compensation Committee meeting unless expressly stated otherwise in scheduling such Board meeting.

         2. The notice of a meeting may provide, or the Compensation Committee may request (in advance or at the meeting), that members of the Company's senior management or others attend a meeting of the Compensation Committee and provide pertinent information as necessary and available.

         3. As part of its responsibility to foster open communication, the Compensation Committee shall meet at least semi-annually with the Company's senior management and the Company's Independent Accountants in separate executive sessions to discuss any matters that the Compensation Committee or any of these groups believe should be discussed privately. In addition, the Compensation Committee shall meet with the Company's Independent Accountants and the Company's senior management to review and discuss the Company's quarterly financial statements consistent with Section IV below.

         4. The Compensation Committee shall maintain minutes or other records of its meetings and activities, which shall be maintained with the minutes of the Board, and shall report the same to the Board as and when requested. Written consents by the Compensation Committee shall be filed with the minutes of the Board.


IV.      RESPONSIBILITIES AND DUTIES

         The Compensation Committee's responsibilities, duties and powers shall consist of the following:

Compensation, Reports and Documents

         1. On an annual basis, and more often as it determines circumstances reasonably warrant, the Compensation Committee shall review and discuss this Charter and recommend to the Board any changes in or additions to this Charter that it may deem necessary or desirable.

         2. On an annual basis (and prior to the commencement of each fiscal year to the extent practicable), and more often as it determines circumstances reasonably warrant, in consultation with the Company's senior management as and to the extent the Compensation Committee deems appropriate, the Compensation Committee shall:

(a) Review and approve the Company's existing and proposed Compensation Objectives and recommend to the Board any changes in or additions to them that it may deem necessary or desirable;

(b) Review and approve the performance goals (and the extent to which they further the Company's Compensation Objectives), the evaluation process and the compensation structure for the Company's senior executive officers and recommend to the Board any changes in or additions to them that it may deem necessary or desirable; and

(c) Evaluate the performance (against the applicable year's goals) and approve the annual compensation (including salary, bonus, and incentive and equity compensation) of the Company's senior executive officers.

         3. The Compensation Committee shall oversee the Company's stock option, stock purchase and other benefit plans, all other incentive and equity compensation, and all severance policies and practices, in consultation with the Company's senior management as and to the extent the Compensation Committee deems appropriate. In particular (and without limitation), the Compensation Committee shall:

(a) approve all employee stock options and other equity compensation, individually in the case of senior executives and either individually or in the form of one or more budgets, plans or policies in the case of other officers and employees;

(b) approve all stock option policies and other equity compensation for outside directors, in the form of budgets, plans or policies;

(c) act as and discharge the responsibilities of the "Administrators" under (and as defined in) the 2000 Stock Option Plan of SPAR Group, Inc., as the "Committee" under (and as defined in) the SPAR Group, Inc., 2001 Employee Stock Purchase Plan, as amended, and the SPAR Group, Inc., 2001 Consultant Stock Purchase Plan, and as the "Administrators", "Committee" or any similar authority under (and as defined in) any other option, stock or similar benefit plan of the Company, as each may be adopted, supplemented, modified, amended, restated or replaced from time to time in the manner provided therein; provided, however, that this grant of authority is not exclusive and shall not limit the right of the Board or any other authorized person to act in any such capacity;

(d) review and approve any severance or similar termination benefit for any director, officer or employee of the Company, which may be individually or in the form of a plan or policy; and

(e) review and approve each supplement, modification or amendment to or restatement or replacement of any of the items referenced in subsections (a), (b), (c) or (d) of this Section and recommend to the Board any changes in or additions to them that it may deem necessary or desirable.

         4. On an annual basis, and more often as it determines circumstances reasonably warrant, in consultation with the Company's senior management as and to the extent the Compensation Committee deems appropriate, the Compensation Committee shall review and assess the adequacy and effectiveness of the following in furthering the Company's Compensation Objectives and recommend any proposed changes or new items to the Board that it may deem necessary or desirable respecting the following:

(a)      outside director compensation plans and practices;

(b) the Company's stock option, stock purchase and other benefit plans and their utilization;

(c)      the other  compensation  plans,  policies and practices of the Company;
         and

(d) any proposed supplement, modification or amendment to any such plan, policy or practice.

         5. On an annual basis, and more often as it determines circumstances reasonably warrant, the Compensation Committee shall:

(a) furnish the Compensation Committee's annual report to be included in the Proxy Statement as required by the Exchange Act Rules; and

(b) review and discuss such other reports or documents within its authority and knowledge for submission to the SEC, Nasdaq or the public as

         (i) may from time to time be required under the Exchange Act Rules, the Nasdaq Rules, the DGCL (as defined below) or other applicable law; or

         (ii) the Compensation Committee may from time to time deem appropriate, provided that the Compensation Committee or Chairman shall have given the Chief Executive Officer and Chief Financial Officer reasonable prior written notice of its desire to make such review;

         provided that in the case of paragraph (b) the Chairman may represent and act on behalf of the entire Compensation Committee for purposes of this review, with or without consultation of the other members, and shall present the results thereof at the next meeting of the Compensation Committee.

Legal Compliance and Updates

         6. The Compensation Committee periodically (as often as it determines that circumstances reasonably warrant) shall, in consultation with the Company's counsel, alone and/or with the Company's senior management, as and to the extent the Compensation Committee deems appropriate:

(a) review and discuss any regulatory, compliance, legal or other issue within its knowledge respecting any compensation or related matter that could have a significant impact on the Company or its financial statements, SEC filings or other public disclosures, and recommend to the Board any corrective or other action that it may deem necessary or desirable;

(b) review and discuss the potential effect on any compensation or related issue of any applicable material change or initiative in any Nasdaq Rule, any Exchange Act Rule, the DGCL or other applicable law or the interpretation thereof within its knowledge, and recommend to the Board any changes in or additions to the Company's governing documents, policies, principles, practices or processes respecting compensation or related matters that it deems necessary or desirable to deal with such effect;

(c) review the implementation of changes in and additions to the Company's governing documents, policies, principles, practices or processes respecting compensation or related matters within its knowledge, whether as previously approved or recommended by the Compensation Committee or as previously required by the Nasdaq Rules, the Exchange Act Rules, the DGCL or other applicable law;

(d) recommend to the Board the advisability of having the Company's counsel, auditors or other experts or professionals make specified studies and reports as to compensation or related matters; and

(e)      receive direct reports from the Company's counsel.

         7. The Compensation Committee shall establish regular and separate systems of communication with each of the Company's senior management and the Company's counsel, review and discuss with them any matter within its authority and knowledge that is reasonably likely to have a significant impact on the Company, and recommend to the Board any corrective or other action that it may deem necessary or desirable.

Other Responsibilities, Duties and Powers

         8. The Compensation Committee shall report its actions and any recommendations to the Board after each Compensation Committee meeting.

         9. The Compensation Committee shall have the responsibility, duty and power, at any time and from time to time, to the same extent and with the same effect as if the entire Board were acting:

(a)      to  conduct  or  authorize   investigations  into  matters  within  the
         Compensation Committee's scope of responsibilities under this Charter and applicable law;

(b) to retain independent counsel, accountants or others to assist it in the conduct of an investigation or such other action as the Compensation Committee may otherwise determine as necessary to carry out its duties under this Charter and applicable law, the fees and expenses of all of which will be paid by the Company; and

(c) to perform any other activities related or incidental to the duties and rights conferred on the Compensation Committee (by this Charter or otherwise) as the Compensation Committee or the Board from time to time may deem necessary or reasonably appropriate.

         10. In addition to the responsibilities, duties and powers of the Compensation Committee set forth in this Charter, the Compensation Committee also shall have such other responsibilities, duties and powers (if any) as may from time to time be expressly granted to it under the Certificate, the By-Laws, any Board resolution with continuing effect, any Nasdaq Rule, any Exchange Act Rule, the DGCL or any other applicable law.


V.       MISCELLANEOUS

         1. Notwithstanding anything in this Charter to the contrary: (a) the Compensation Committee is an oversight body, and it is not the role or duty of the Compensation Committee to (i) implement, administer or apply the accounting, auditing or financial reporting or disclosure policies, practices or controls of the Company, (ii) plan or conduct any audit of the Company or any audit of the work of the Company's management or independent accountants, (iii) prepare or certify any of the Company's financial statements or any portion thereof, (iv) determine or assure that the Company's financial statements and disclosures are complete or accurate or are in accordance with GAAP or any applicable rule or regulation, or (v) determine or assure the Company's compliance with any legal or regulatory requirement, all of which are and continue to be the responsibilities of the Company's management and/or the Company's directors, as the case may be; (b) the members of the Compensation Committee are not, and shall not under any circumstance be deemed or construed to be (by virtue of their Compensation Committee membership, this Charter or any action taken as contemplated hereunder or otherwise), (i) officers, employees or auditors of SGRP or any of its subsidiaries and (ii) directors of any of SGRP's subsidiaries; (c) the Compensation Committee may rely on the representations of and other information provided by the Company's directors, the Company's officers, employees and counsel and experts or other professionals retained by the Company or the Compensation Committee; and (d) the legal liability (actual, potential or otherwise) of the Compensation Committee members shall not be (and shall not be deemed or construed to be) any greater than that of any outside director of SGRP who is not a member of the Compensation Committee.

         2. For the purposes of this Charter:

(a) "Certificate" shall mean the Certificate of Incorporation of SGRP filed on November 29, 1995, with the Secretary of State of the State of Delaware, as the same may have been and from time to time hereafter may be duly amended or restated in the manner provided under applicable law.

(b) "By-Laws" shall mean the Amended and Restated By-Laws of SGRP dated as of May 18, 2004, as the same may have been and from time to time hereafter may be supplemented, amended or restated in the manner provided therein.

(c) "DGCL" shall mean the General Corporation Law of the State of Delaware, as the same may have been and from time to time hereafter may be amended or restated, and any succeeding statute.

         3. This Charter constitutes supplemental by-laws of SGRP and shall be governed and supplemented by and construed and interpreted in accordance with the By-Laws. Without in any way limiting the preceding sentence, the provisions of Article X of the By-Laws (and the applicable definitions appearing elsewhere) are hereby incorporated into this Charter by reference as if fully set forth herein and shall be construed as if this Charter were the "By-Laws" referred to in those incorporated provisions. In the event of any conflict between any specific provision of this Charter and the By-Laws, the specific provision of this Charter shall control and be given effect.

The terms and provisions of this Charter are each subject to the relevant terms and provisions of the Certificate and applicable law. In the event that any term or provision of this Charter conflicts or is inconsistent with any term or provision of the Certificate or applicable law, the term or provision of the Certificate or applicable law shall control and be given effect.

                                     ANNEX C

                       Charter of the Governance Committee
                                     of the
                               Board of Directors
                                       of
                                SPAR Group, Inc.
                           Dated (as of) May 18, 2004

I.       ESTABLISHMENT AND PURPOSE

         1. The Board of Directors (the "Board") of SPAR Group, Inc. ("SGRP"), has established a standing committee of the members of the Board (the "Governance Committee") to assist the Board in fulfilling its oversight responsibilities respecting the nomination of directors and committee members for the Board and the corporate governance policies and practices of SGRP and its direct and indirect subsidiaries (together with SGRP, collectively, the "Company"). In furtherance thereof, the Board has adopted this Charter of the Governance Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, this "Charter"), to establish and govern (among other things) the purposes, membership, meetings, responsibilities, duties and powers of the Governance Committee. The Governance Committee and its meetings and activities also shall be governed by and conducted in accordance with the provisions applicable to committees generally as contained in the By-Laws (as defined in item V.2 below).

         2. The Governance Committee's primary duties and responsibilities are to:

(a) Oversee the identification, vetting and nomination of candidates for directors and the selection of committee members and recommend any proposed nominees to the Board;

(b)      Oversee  the  Company's   organizational  documents  and  policies  and
         practices on corporate governance and recommend any proposed changes to the Board for approval;

(c) Oversee the Company's codes of ethics and other internal policies and guidelines and monitor the Company's enforcement of them and
         incorporation   of  them  into  the  Company's   culture  and  business
         practices;

(d) Furnish the committee report required by the rules of the U. S. Securities and Exchange Commission (the "SEC") to be included in SGRP's annual proxy statement; and

(e) Perform such other functions as may be required from time to time by the Nasdaq Stock Market, Inc. (the "Nasdaq"), the SEC or other applicable law.

         3. The Governance Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and by performing such other activities consistent with this Charter as may from time to time be necessary or appropriate.

II.      COMPOSITION OF THE GOVERNANCE COMMITTEE

         1. The Governance Committee shall consist of three or more members of the Board (as such number may be fixed from time to time by the Board).

         2. The members of the Governance Committee shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Governance Committee. For purposes of this Charter, the minimum standards for an independent director shall be as provided in the applicable rules of the Nasdaq's National Market System (as the same may be supplemented, modified, amended, restated or replaced from time to time, the "Nasdaq Rules"), and the provisions of the Securities Exchange Act of 1934, as amended (as the same may be supplemented, modified, amended, restated or replaced from time to time, the "Exchange Act"), and the rules and regulations promulgated thereunder (as the same may be supplemented, modified, amended, restated or replaced from time to time, the "Exchange Act Rules"), in each case as then in effect respecting Audit Committees.

         3. All members of the Governance Committee shall be "financially literate" and otherwise qualified to serve as members under the Nasdaq Rules, as determined by the Board. The Nasdaq Rules currently require (among other things) that all members of the Governance Committee must be able to read and understand fundamental financial statements, including (without limitation) a balance sheet, income statement and cash flow statement.

         4. The candidates for membership in the Governance Committee shall be nominated by the Governance Committee prior to the consideration of the election of its members at the annual organizational meeting of the Board (the "Organizational Meeting"), generally held in conjunction with SGRP's annual stockholders meeting. If no such nominations have been received by the time such matter is considered at the Organizational Meeting, nominations to the Governance Committee may be made by any member of the Board.

         5. The members of the Governance Committee shall be elected by the Board at the annual organizational meeting of the Board (generally held in conjunction with the Organizational Meeting) or in any other meeting duly called or action duly taken as provided in the By-Laws.

         6. The Board, in any meeting duly called or other action duly taken as provided in the By-Laws, at any time may (a) designate a chairman of the Governance Committee (the "Chairman") from among the members of the Governance Committee and (b) remove any such member as Chairman, either with or without cause. If the Board has not so acted, the members of the Governance Committee may designate the Chairman by majority vote of the full Governance Committee membership. Any Chairman who ceases to be a member of the Board or Governance Committee automatically shall simultaneously cease to be Chairman of the Governance Committee.

III.     MEETINGS

         1. The Governance Committee may hold regular meetings, with or without notice, and may fix the time and place at which such meetings shall be held, with all notices given or waived and all meetings held in accordance with the By-Laws. Each scheduled Board meeting shall be deemed to include a corresponding scheduled Governance Committee meeting unless expressly stated otherwise in scheduling such Board meeting.

         2. The notice of a meeting may provide, or the Governance Committee may request (in advance or at the meeting), that members of the Company's senior management or others attend a meeting of the Governance Committee and provide pertinent information as necessary and available.

         3. As part of its responsibility to foster open communication, the Governance Committee shall meet at least semi-annually with the Company's senior management and the Company's Independent Accountants in separate executive sessions to discuss any matters that the Governance Committee or any of these groups believe should be discussed privately. In addition, the Governance Committee shall meet with the Company's Independent Accountants and the Company's senior management to review and discuss the Company's quarterly financial statements consistent with Section IV below.

         4. The Governance Committee shall maintain minutes or other records of its meetings and activities, which shall be maintained with the minutes of the Board, and shall report the same to the Board as and when requested. Written consents by the Governance Committee shall be filed with the minutes of the Board.

IV.      RESPONSIBILITIES AND DUTIES

         The Governance Committee's responsibilities, duties and powers shall consist of the following:

Documents and Reports

         1. On an annual basis, and more often as it determines circumstances reasonably warrant, the Governance Committee shall review and discuss this Charter and recommend to the Board any changes in or additions to this Charter that it may deem necessary or desirable.

         2. On an annual basis, and more often as it determines circumstances reasonably warrant, the Governance Committee shall review and assess the adequacy of the following and recommend to the Board any changes in or additions to them as it may deem necessary or desirable:

(a)      the  Company's   Articles,   By-Laws,   committee  charters  and  other
         organizational documents;

(b) the Company's codes of ethics, securities trading and other similar written policies and guidelines, the adequacy of the principles described therein and whether such principles are being incorporated into the Company's culture and business practices;

(c) the size of the Board and the number, identity, responsibilities and size of the standing and other committees of the Board; and

(d) the other material written policies and practices of the Company respecting corporate governance.

         3. The Governance Committee shall, prior to its adoption, filing with the SEC or Nasdaq or release to the public (as the case may be), in consultation with the Company's counsel and/or the Company's senior management, as and to the extent the Governance Committee deems appropriate:

(a) review and discuss each proposed change in or addition to any of (i) SGRP's Articles, By-Laws, committee charters and other organizational documents, (ii) the Company's codes of ethics, securities trading policy, shareholder access policy, and other similar policies and guidelines, and (iii) the Company's other written material policies and practices respecting corporate governance, and recommend to the Board any changes in or additions to them as it may deem necessary or desirable;

(b) furnish the Governance Committee's annual report to be included in the Proxy Statement as required by the Exchange Act Rules; and

(c) review and discuss such other reports or documents within its authority and knowledge for submission to the SEC, Nasdaq or the public as:

         (i) may from time to time be required under the Exchange Act Rules, the Nasdaq Rules, the DGCL (as defined below) or other applicable law; or

         (ii)     the   Governance   Committee   may  from  time  to  time  deem
                  appropriate, provided that the Governance Committee or Chairman shall have given the Chief Executive Officer and Chief Financial Officer reasonable prior written notice of its desire to make such review;

         provided that in the case of paragraph (c) the Chairman may represent and act on behalf of the entire Governance Committee for purposes of this review, with or without consultation of the other members, and shall present the results thereof at the next meeting of the Governance Committee.

Board of Directors, Standing Committees and Nominations

         4. On an annual basis, and more often as it determines circumstances reasonably warrant, the Governance Committee shall review the overall composition of the Board and each standing committee, taking into consideration such factors as business experience and specific areas of expertise of each member, and make recommendations to the Board for such changes (if any) as may be necessary or desirable.

         5. On an annual basis, and more often as it determines circumstances reasonably warrant, the Governance Committee shall review and discuss its criteria for identifying and selecting individuals who may be nominated for election to the Board or appointment to its standing committees and guidelines for dealing with unsolicitated nominations, and may from time to time recommend to the Board policies containing such criteria and any changes in or additions to them as it may deem necessary or desirable, which criteria shall reflect at a minimum all applicable laws, rules, regulations and listing standards and shall include (without limitation) a person's experience, areas of expertise and other factors relative to the overall composition of the Board or committee.

         6. On an annual basis (allowing sufficient time for preparation of SGRP's proxy statement), the Governance Committee shall consider and recommend to the Board:

(a) the slate of nominees for election to the Board at the Company's annual meeting of stockholders;

(b) the nominees for the Chair and members of each standing committee of the Board, including (without limitation) any proposed rotation or removal; and

(c) the disposition of any unsolicited nominations for Board membership in accordance with guidelines developed by the Governance Committee.

In connection with these nominations, the Governance Committee shall assist the Board in the identification and vetting of candidates for directors and committee members.

         7. From time to time as vacancies arise, the Governance Committee shall actively seek individuals qualified to become members of the Board and its standing committee(s) for recommendation to the Board.

         8. On an annual basis (allowing sufficient time for preparation of SGRP's proxy statement), and more often as it determines circumstances reasonably warrant, the Governance Committee shall review and discuss the qualifications and independence of the Company's directors and nominees as reported to the Governance Committee, including (without limitation) those who are intended to be "independent" under the Nasdaq Rules and Exchange Act Rules ("Independent Directors"), and which should include (without limitation):

(a) review of each directors responses to his or her annual questionnaire and review and discussion of their responses with each of the Company's directors, which shall for those intended as Independent Directors include (i) all of such person's relationships that would disqualify him or her as an independent director under such rules, or (ii) any significant relationship with the Company or any of its affiliates, customers, vendors or competitors or other significant relationships that would be reasonably likely to adversely effect his or her independence or objectivity;

(b) based on such responses and discussion, confirm that a majority of the Board and all of the members of the Audit Committee, Compensation Committee and Governance Committee are Independent Directors; and

(c) report to the Board its conclusions respecting such reviews and discussions and recommend appropriate action(s) to be taken to confirm, assure or enforce the independence (where intended) and other qualifications and performance of the Company's directors.

Legal Compliance and Updates

         9. The Governance Committee periodically (as often as it determines that circumstances reasonably warrant) shall, in consultation with the Company's counsel, alone and/or with the Company's senior management, as and to the extent the Governance Committee deems appropriate:

(a) review and discuss any regulatory, compliance, legal or other issue within its knowledge respecting any governance or related matter that could have a significant impact on the Company or its financial statements, SEC filings or other public disclosures, and recommend to the Board any corrective or other action that it may deem necessary or desirable;

(b) review and discuss the potential effect on governance or related issue of any applicable material change or initiative in any Nasdaq Rule, any Exchange Act Rule, the DGCL or other applicable law or the interpretation thereof within its knowledge, and recommend to the Board any changes in or additions to the Company's governing documents, policies, principles, practices or processes respecting governance or related matters that it deems necessary or desirable to deal with such effect;

(c) review the implementation of changes in and additions to the Company's governing documents, policies, principles, practices or processes respecting governance or related matters within its knowledge, whether as previously approved or recommended by the Governance Committee or as previously required by the Nasdaq Rules, the Exchange Act Rules, the DGCL or other applicable law;

(d) recommend to the Board the advisability of having the Company's counsel, auditors or other experts or professionals make specified studies and reports as to governance or related matters; and

(e)      receive direct reports from the Company's counsel.

         10. The Governance Committee shall establish regular and separate systems of communication with each of the Company's senior management and the Company's counsel, review and discuss with them any matter within its authority and knowledge that is reasonably likely to have a significant impact on the Company, and recommend to the Board any corrective or other action that it may deem necessary or desirable.

Ethics Code

         11. The Governance Committee periodically (as often as it determines that circumstances reasonably warrant) review the monitoring by the Company's senior management of compliance with the Company's codes of business ethics and conduct then in effect, including (without limitation) the SPAR Group Code of Ethical Conduct for its Directors, Senior Executives and Employees Dated (as of) May 1, 2004, and the SPAR Group Statement of Policy Regarding Personal Securities Transactions in SGRP Stock and Non-Public Information Dated, Amended and Restated as of May 1, 2004 (as then in effect), and ensure that the Company's senior management has the proper review and enforcement systems in place to ensure compliance.

         12. The Governance Committee periodically (as often as it determines that circumstances reasonably warrant) shall review, with the Company's counsel, alone or in the presence of the Company's senior management, as and to the extent the Governance Committee deems appropriate:

(a) legal and regulatory matters and any other legal matter that could have a significant impact on the Company; and

(b) legal compliance matters, including (without limitation) compliance with the Company's codes of ethics and securities trading policies.

Other Responsibilities, Duties and Powers

         13.  The  Governance   Committee  shall  report  its  actions  and  any
recommendations to the Board after each Governance Committee meeting.

         14. The Governance Committee shall have the responsibility, duty and power, at any time and from time to time, to the same extent and with the same effect as if the entire Board were acting:

(a)      to  conduct  or  authorize   investigations  into  matters  within  the
         Governance Committee's scope of responsibilities under this Charter and applicable law;

(b) to retain independent counsel, accountants or others to assist it in the conduct of an investigation or such other action as the Governance Committee may otherwise determine as necessary to carry out its duties under this Charter and applicable law, the fees and expenses of all of which will be paid by the Company; and

(c) to perform any other activities related or incidental to the duties and rights conferred on the Governance Committee (by this Charter or otherwise) as the Governance Committee or the Board from time to time may deem necessary or reasonably appropriate.

         15. In addition to the responsibilities, duties and powers of the Governance Committee set forth in this Charter, the Governance Committee also shall have such other responsibilities, duties and powers (if any) as may from time to time be expressly granted to it under the Certificate, the By-Laws, any Board resolution with continuing effect, any Nasdaq Rule, any Exchange Act Rule, the DGCL or any other applicable law.



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

V.       MISCELLANEOUS

         1. Notwithstanding anything in this Charter to the contrary: (a) the Governance Committee is an oversight body, and it is not the role or duty of the Governance Committee to (i) implement, administer or apply the accounting, auditing or financial reporting or disclosure policies, practices or controls of the Company, (ii) plan or conduct any audit of the Company or any audit of the work of the Company's management or independent accountants, (iii) prepare or certify any of the Company's financial statements or any portion thereof, (iv) determine or assure that the Company's financial statements and disclosures are complete or accurate or are in accordance with GAAP or any applicable rule or regulation, or (v) determine or assure the Company's compliance with any legal or regulatory requirement, all of which are and continue to be the responsibilities of the Company's management and/or the Company's directors, as the case may be; (b) the members of the Governance Committee are not, and shall not under any circumstance be deemed or construed to be (by virtue of their Governance Committee membership, this Charter or any action taken as contemplated hereunder or otherwise), (i) officers, employees or auditors of SGRP or any of its subsidiaries and (ii) directors of any of SGRP's subsidiaries; (c) the Governance Committee may rely on the representations of and other information provided by the Company's directors, the Company's officers, employees and counsel and experts or other professionals retained by the Company or the Governance Committee; and (d) the legal liability (actual, potential or otherwise) of the Governance Committee members shall not be (and shall not be deemed or construed to be) any greater than that of any outside director of SGRP who is not a member of the Governance Committee.

         2. For the purposes of this Charter:

(a) "Certificate" shall mean the Certificate of Incorporation of SGRP filed on November 29, 1995, with the Secretary of State of the State of Delaware, as the same may have been and from time to time hereafter may be duly amended or restated in the manner provided under applicable law.

(b) "By-Laws" shall mean the Amended and Restated By-Laws of SGRP dated as of May 18, 2004, as the same may have been and from time to time hereafter may be supplemented, amended or restated in the manner provided therein.

(c) "DGCL" shall mean the General Corporation Law of the State of Delaware, as the same may have been and from time to time hereafter may be amended or restated, and any succeeding statute.

         3. This Charter constitutes supplemental by-laws of SGRP and shall be governed and supplemented by and construed and interpreted in accordance with the By-Laws. Without in any way limiting the preceding sentence, the provisions of Article X of the By-Laws (and the applicable definitions appearing elsewhere) are hereby incorporated into this Charter by reference as if fully set forth herein and shall be construed as if this Charter were the "By-Laws" referred to in those incorporated provisions. In the event of any conflict between any specific provision of this Charter and the By-Laws, the specific provision of this Charter shall control and be given effect.

The terms and provisions of this Charter are each subject to the relevant terms and provisions of the Certificate and applicable law. In the event that any term or provision of this Charter conflicts or is inconsistent with any term or provision of the Certificate or applicable law, the term or provision of the Certificate or applicable law shall control and be given effect.






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